UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

Brookfield Investment Funds
(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

2023

SEMI-ANNUAL REPORT

JUNE 30, 2023

Brookfield Global Listed Infrastructure Fund

Brookfield Global Listed Real Estate Fund

Brookfield Real Assets Securities Fund

Brookfield Global Renewables & Sustainable Infrastructure Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With approximately $21 billion of assets under management as of June 30, 2023, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with approximately $850 billion of assets under management as of June 30, 2023, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. For more information, go to https://publicsecurities.brookfield.com/en.

Brookfield Investment Funds (the "Trust") is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Trust is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Funds' Expenses	3
Brookfield Global Listed Infrastructure Fund
Fund Performance	5
Portfolio Characteristics	7
Schedule of Investments	8
Brookfield Global Listed Real Estate Fund
Fund Performance	11
Portfolio Characteristics	13
Schedule of Investments	14
Brookfield Real Assets Securities Fund
Fund Performance	17
Portfolio Characteristics	21
Schedule of Investments	23
Brookfield Global Renewables & Sustainable Infrastructure Fund
Fund Performance	35
Portfolio Characteristics	37
Schedule of Investments	38
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Financial Highlights
Brookfield Global Listed Infrastructure Fund	44
Brookfield Global Listed Real Estate Fund	45
Brookfield Real Assets Securities Fund	46
Brookfield Global Renewables & Sustainable Infrastructure Fund	47
Notes to Financial Statements	48
Board Considerations Relating to the Investment Advisory Agreements	62
Joint Notice of Privacy Policy	67

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Renewables Fund") (each, a "Fund," and collectively, the "Funds") for the six months ended June 30, 2023.

The first half of 2023 was at times marred by catastrophic headlines. Three of the four largest bank failures in U.S. history took place during the first half of 2023, interest and mortgage rates continued to move higher and inflation (while easing) remained elevated relative to the Federal Reserve's long-term target. Yet somehow, the economy and markets shrugged off the headwinds to march higher.

Broad-market equity returns were very strong in the first half of 2023. The MSCI World Index gained more than 15% on the back of strong returns from stocks concentrated within the technology and consumer discretionary sectors. Returns for listed real assets were muted relative to those of broader equities. Global infrastructure and real estate equity indexes were marginally positive overall for the first six months of the year. Energy infrastructure was the best performer among the group, despite a 12% year-to-date decline in U.S. crude oil prices. Real asset debt indexes were marginally higher than their equity counterparts and more in line with the broader debt market.

Within global listed real estate, North America posted regional gains, while Asia and Europe lagged. Through the first six months of the year, we saw a wide dispersion in performance among U.S. property types. We think this is a result of markets normalizing to an environment of higher interest rates. Property types with stronger fundamentals (data centers and residential, for example) outperformed, while those facing headwinds have lagged (notably office and mixed-use landlords with office assets). The office sector dominated headlines, which likely impacted sentiment toward the asset class broadly.

Overall, we maintain our view that real estate securities are deeply discounted relative to historical averages and relative to net asset values (NAVs). History suggests that buying real estate securities at such wide discounts to NAVs may result in attractive future returns.

Within infrastructure, rate-sensitive sectors like utilities and communications struggled in the first half of the year, as rates grinded higher. Airports were a standout performer as the global re-opening continued to unfold, boosted by easing measures out of the Asia Pacific region to start the year. As noted previously, energy infrastructure also performed well amid an improving outlook for North American natural gas-oriented assets.

Looking ahead we think infrastructure is uniquely well positioned, given its defensive and growth characteristics. In the near term, we believe that high-quality utilities could benefit from a volatile environment. At the same time, utilities positioning their portfolios for the shift to renewables stand to benefit from this secular growth trend. Additionally, permitting reform in the U.S. could pave the way for increased natural gas throughput for energy infrastructure assets.

Real asset high-yield debt modestly underperformed the broader universe due to lower exposure to lower-rated constituents (which outperformed). Real asset investment grade also slightly underperformed its broader bond market counterpart, because of its longer duration amid rising rates.

Amid the current economic backdrop, we believe investors stand to benefit more from real asset debt, relative to the broader fixed-income universe. Real asset debt credit spreads remain near their longer-term averages, but we think current yields for high-quality real asset debt issuers present a more compelling opportunity over the broader universe.

Our multi-strategy real asset solutions team, which allocates across our strategies, maintains the view that global growth is likely to slow through the second half of 2023. As a result, our positioning remains defensive within our multi-asset portfolios, with a modest underweight to real asset equities, a modest overweight to real asset debt, and defensive cash positioning. We hold no direct commodity exposure.

In addition to performance information and additional discussion of factors impacting the Fund, this report provides the Fund's unaudited financial statements and schedules of investments as of June 30, 2023.

2023 Semi-Annual Report

LETTER TO SHAREHOLDERS (continued)

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2023, and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

Brookfield Public Securities Group LLC

ABOUT YOUR FUNDS' EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio(1)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period (01/01/23– 06/30/23)(1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.25%	$1,000.00	$1,017.80	$6.25
Class C Shares	2.00%	1,000.00	1,013.80	9.99
Class I Shares	1.00%	1,000.00	1,018.80	5.01
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	1,000.00	1,018.60	6.26
Class C Shares	2.00%	1,000.00	1,014.88	9.99
Class I Shares	1.00%	1,000.00	1,019.84	5.01
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$1,011.90	$5.99
Class C Shares	1.95%	1,000.00	1,008.50	9.71
Class I Shares	0.95%	1,000.00	1,014.10	4.74
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,018.84	6.01
Class C Shares	1.95%	1,000.00	1,015.12	9.74
Class I Shares	0.95%	1,000.00	1,020.08	4.76

Past performance is no guarantee of future results.

2023 Semi-Annual Report

ABOUT YOUR FUNDS' EXPENSES (Unaudited) (continued)

	Annualized Expense Ratio(1)	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period (01/01/23– 06/30/23)(1)
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.15%	$1,000.00	$1,023.00	$5.77
Class C Shares	1.90%	1,000.00	1,019.50	9.51
Class I Shares	0.90%	1,000.00	1,024.10	4.52
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.15%	1,000.00	1,019.09	5.76
Class C Shares	1.90%	1,000.00	1,015.37	9.49
Class I Shares	0.90%	1,000.00	1,020.33	4.51
RENEWABLES FUND
Actual
Class I Shares	1.00%	$1,000.00	$1,003.80	$4.97
Hypothetical (assuming a 5% return before expenses)
Class I Shares	1.00%	1,000.00	1,019.84	5.01

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 181/365 (to reflect a six-month period).

Past performance is no guarantee of future results.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND
Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2023	Six Months†	1 Year	5 Years	10 Years
Class A (Excluding Sales Charge)	1.78%	0.63%	4.50%	4.17%
Class A (Including Sales Charge)	-3.02%	-4.14%	3.48%	3.66%
Class C (Excluding Sales Charge)	1.38%	-0.21%	3.70%	3.38%
Class C (Including Sales Charge)	0.38%	-1.14%	3.70%	3.38%
Class I Shares	1.88%	0.79%	4.75%	4.42%
FTSE Global Core Infrastructure 50/50 Index	0.64%	0.18%	5.99%	N/A**
Dow Jones Brookfield Global Infrastructure Composite Index	2.65%	0.80%	4.49%	5.28%

*  All returns shown in USD.

†  Returns for less than one year are not annualized.

**  Data for the FTSE Global Core Infrastructure 50/50 Index is unavailable prior to its inception date of March 2, 2015.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated May 1, 2023 for Class A is 1.41% and 1.25%, Class C is 2.20% and 2.00% and Class I is 1.06% and 1.00%, respectively, for the year ended December 31, 2022.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2024. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks

Past performance is no guarantee of future results.

2023 Semi-Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND
Fund Performance (Unaudited) (continued)

and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes. The index does not reflect any fees, expenses or sales charges.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2023 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

June 30, 2023

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	52.2%
Canada	8.1%
United Kingdom	5.9%
Australia	5.8%
Spain	5.3%
China	4.9%
Brazil	4.6%
Japan	3.3%
Netherlands	3.0%
Germany	2.4%
New Zealand	2.3%
Hong Kong	1.4%
Chile	0.8%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewables/Electric Generation	30.6%
Electricity Transmission & Distribution	16.0%
Rail	9.7%
Communications	9.1%
Toll Roads	8.8%
Midstream	7.2%
Gas Utilities	6.3%
Airports	5.1%
Pipelines	4.7%
Water	2.5%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Transurban Group	5.8%
PG&E Corp.	4.1%
NextEra Energy, Inc.	4.0%
Exelon Corp.	3.7%
Sempra Energy	3.4%
Crown Castle, Inc.	3.2%
Xcel Energy, Inc.	3.0%
Ferrovial SE	3.0%
National Grid PLC	3.0%
Public Service Enterprise Group, Inc.	2.9%

2023 Semi-Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (Unaudited)

June 30, 2023

	Shares	Value
COMMON STOCKS – 98.7%
AUSTRALIA – 5.7%
Toll Roads – 5.7%
Transurban Group	1,487,529	$14,163,339
Total AUSTRALIA		14,163,339
BRAZIL – 4.6%
Electricity Transmission & Distribution – 2.7%
Equatorial Energia SA	1,010,493	6,776,057
Rail – 1.9%
Rumo SA	1,003,120	4,663,433
Total BRAZIL		11,439,490
CANADA – 8.0%
Midstream – 1.3%
AltaGas Ltd.	180,547	3,243,645
Pipelines – 4.7%
Enbridge, Inc.	140,064	5,206,078
TC Energy Corp.	159,790	6,457,940
Total Pipelines		11,664,018
Rail – 2.0%
Canadian Pacific Kansas City Ltd.	61,050	4,931,006
Total CANADA		19,838,669
CHILE – 0.8%
Water – 0.8%
Aguas Andinas SA	6,016,643	2,086,207
Total CHILE		2,086,207
CHINA – 4.8%
Communications – 1.3%
China Tower Corporation Ltd. (a)	28,495,442	3,173,518
Gas Utilities – 3.5%
China Resources Gas Group Ltd.	1,408,280	4,829,541
ENN Energy Holdings Ltd.	317,533	3,971,732
Total Gas Utilities		8,801,273
Total CHINA		11,974,791
GERMANY – 2.4%
Renewables/Electric Generation – 2.4%
RWE AG	135,400	5,900,247
Total GERMANY		5,900,247
HONG KONG – 1.4%
Renewables/Electric Generation – 1.4%
CLP Holdings Ltd.	447,526	3,485,601
Total HONG KONG		3,485,601

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
JAPAN – 3.2%
Rail – 3.2%
East Japan Railway Co.	91,380	$5,067,337
West Japan Railway Co.	72,363	3,009,726
Total Rail		8,077,063
Total JAPAN		8,077,063
NETHERLANDS – 3.0%
Toll Roads – 3.0%
Ferrovial SE	235,960	7,459,201
Total NETHERLANDS		7,459,201
NEW ZEALAND – 2.3%
Airports – 2.3%
Auckland International Airport Ltd. (b)	1,082,900	5,691,148
Total NEW ZEALAND		5,691,148
SPAIN – 5.2%
Airports – 2.8%
Aena SME SA (a)	42,500	6,878,503
Communications – 2.4%
Cellnex Telecom SA (a)	151,500	6,121,187
Total SPAIN		12,999,690
UNITED KINGDOM – 5.8%
Electricity Transmission & Distribution – 3.0%
National Grid PLC	557,260	7,388,375
Renewables/Electric Generation – 1.2%
Drax Group PLC	423,565	3,121,039
Water – 1.6%
Severn Trent PLC	121,600	3,964,202
Total UNITED KINGDOM		14,473,616
UNITED STATES – 51.5%
Communications – 5.2%
American Tower Corp.	6,280	1,217,943
Crown Castle, Inc.	70,100	7,987,194
SBA Communications Corp.	16,600	3,847,216
Total Communications		13,052,353
Electricity Transmission & Distribution – 10.1%
CenterPoint Energy, Inc.	226,950	6,615,592
PG&E Corp. (b)	582,454	10,064,805
Sempra Energy	58,145	8,465,331
Total Electricity Transmission & Distribution		25,145,728
Gas Utilities – 2.7%
NiSource, Inc.	246,410	6,739,314

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Midstream – 5.8%
Cheniere Energy, Inc.	39,153	$5,965,351
Equitrans Midstream Corp.	450,592	4,307,659
Targa Resources Corp.	55,458	4,220,354
Total Midstream		14,493,364
Rail – 2.5%
CSX Corp.	184,180	6,280,538
Renewables/Electric Generation – 25.2%
Ameren Corp.	75,200	6,141,584
American Electric Power Company, Inc.	44,286	3,728,881
CMS Energy Corp.	116,660	6,853,775
Exelon Corp.	224,320	9,138,797
NextEra Energy, Inc.	131,250	9,738,750
PPL Corp.	224,030	5,927,834
Public Service Enterprise Group, Inc.	113,760	7,122,514
WEC Energy Group, Inc.	76,640	6,762,713
Xcel Energy, Inc.	120,300	7,479,051
Total Renewables/Electric Generation		62,893,899
Total UNITED STATES		128,605,196
TOTAL COMMON STOCKS (Cost $228,703,991)		246,194,258
Total Investments – 98.7% (Cost $228,703,991)		246,194,258
Other Assets in Excess of Liabilities – 1.3%		3,315,383
TOTAL NET ASSETS – 100.0%		$249,509,641

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2023, the total value of all such securities was $16,173,208 or 6.5% of net assets.

(b)  —  Non-income producing security.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2023	Six Months†	1 Year	5 Years	10 Years
Class A (Excluding Sales Charge)	1.19%	-3.88%	-0.87%	3.06%
Class A (Including Sales Charge)	-3.65%	-8.45%	-1.82%	2.56%
Class C (Excluding Sales Charge)	0.85%	-4.60%	-1.63%	2.29%
Class C (Including Sales Charge)	-0.15%	-5.54%	-1.63%	2.29%
Class I	1.41%	-3.60%	-0.63%	3.32%
FTSE EPRA Nareit Developed Index Net	1.02%	-4.56%	-0.10%	2.89%

*  All returns shown in USD.

†  Returns for less than one year are not annualized.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated May 1, 2023 for Class A is 1.32% and 1.20%, Class C is 2.05% and 1.95% and Class I is 0.95% and 0.95%, respectively for the year ended December 31, 2022.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2024. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

Past performance is no guarantee of future results.

2023 Semi-Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
Fund Performance (Unaudited) (continued)

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

The FTSE EPRA Nareit Developed Index Net (USD) is a free float-adjusted market-capitalization weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Investors cannot invest directly in indices or averages, and their performance does not reflect fees and expenses or taxes except the reinvestment of dividends net of withholding taxes nor represents the performance of any fund. The Net benchmark presented is calculated on a total return basis net of foreign withholding taxes on dividends, and does not reflect fees, brokerage commissions, or other expenses. Net total return indexes reinvest dividends after the deduction of withholding taxes (for international indexes), using tax rates applicable to non-resident investors who do not benefit from double taxation treaties.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2023 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Portfolio Characteristics (Unaudited)

June 30, 2023

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	63.3%
Japan	8.3%
Hong Kong	6.6%
United Kingdom	6.3%
Australia	5.7%
Canada	4.2%
France	3.0%
Singapore	1.7%
Germany	0.9%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Residential	19.1%
Industrial	17.0%
Retail	12.5%
Office	11.7%
Healthcare	10.2%
Datacenters	8.2%
Net Lease	7.9%
Diversified	6.5%
Self Storage	4.1%
Manufactured Homes	1.9%
Hotel	0.9%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	9.3%
Equinix, Inc.	4.7%
Ventas, Inc.	4.2%
VICI Properties, Inc.	4.1%
UDR, Inc.	4.0%
Digital Realty Trust, Inc.	3.6%
Kimco Realty Corp.	3.5%
Wharf Real Estate Investment Company Ltd.	3.3%
Rexford Industrial Realty, Inc.	3.2%
Mitsui Fudosan Company Ltd.	3.2%

2023 Semi-Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (Unaudited)

June 30, 2023

	Shares	Value
COMMON STOCKS – 99.3%
AUSTRALIA – 5.7%
Diversified – 1.5%
Mirvac Group	4,186,009	$6,321,304
Industrial – 2.8%
Goodman Group	875,100	11,763,858
Self Storage – 1.4%
National Storage REIT	3,927,405	6,165,003
Total AUSTRALIA		24,250,165
CANADA – 4.2%
Office – 0.6%
Allied Properties Real Estate Investment Trust	162,518	2,664,571
Residential – 3.6%
Boardwalk Real Estate Investment Trust	140,053	6,574,747
InterRent Real Estate Investment Trust	889,343	8,606,437
Total Residential		15,181,184
Total CANADA		17,845,755
FRANCE – 3.0%
Office – 2.5%
Gecina SA	101,097	10,784,906
Retail – 0.5%
Unibail-Rodamco-Westfield (a)	37,196	1,961,882
Total FRANCE		12,746,788
GERMANY – 0.9%
Residential – 0.9%
Vonovia SE	192,126	3,752,161
Total GERMANY		3,752,161
HONG KONG – 6.6%
Diversified – 3.3%
Kerry Properties Ltd.	1,707,282	3,551,808
Sun Hung Kai Properties Ltd.	820,340	10,364,676
Total Diversified		13,916,484
Retail – 3.3%
Wharf Real Estate Investment Company Ltd.	2,809,620	14,096,873
Total HONG KONG		28,013,357
JAPAN – 8.2%
Hotel – 0.9%
Japan Hotel REIT Investment Corp.	7,373	3,761,237
Industrial – 1.7%
GLP J-Reit	1,970	1,943,104
Mitsui Fudosan Logistics Park, Inc.	1,510	5,244,315
Total Industrial		7,187,419
Office – 4.6%
Mitsui Fudosan Company Ltd.	676,524	13,484,078
Orix JREIT, Inc.	4,962	6,108,209
Total Office		19,592,287

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Residential – 1.0%
Comforia Residential REIT, Inc.	1,855	$4,441,820
Total JAPAN		34,982,763
SINGAPORE – 1.7%
Diversified – 1.7%
Mapletree Pan Asia Commercial Trust	6,079,169	7,313,392
Total SINGAPORE		7,313,392
UNITED KINGDOM – 6.2%
Office – 2.1%
Derwent London PLC	338,426	8,809,305
Residential – 2.6%
Grainger PLC	1,354,928	3,909,572
The UNITE Group PLC	648,403	7,182,613
Total Residential		11,092,185
Retail – 1.5%
Capital & Counties Properties PLC	4,476,651	6,543,847
Total UNITED KINGDOM		26,445,337
UNITED STATES – 62.8%
Datacenters – 8.2%
Digital Realty Trust, Inc.	132,938	15,137,650
Equinix, Inc.	25,240	19,786,646
Total Datacenters		34,924,296
Healthcare – 10.2%
CareTrust REIT, Inc.	440,323	8,744,815
Healthcare Realty Trust, Inc.	458,040	8,638,634
Healthpeak Properties, Inc.	413,571	8,312,777
Ventas, Inc.	372,483	17,607,272
Total Healthcare		43,303,498
Industrial – 12.4%
Prologis, Inc.	321,898	39,474,352
Rexford Industrial Realty, Inc.	259,779	13,565,659
Total Industrial		53,040,011
Manufactured Homes – 1.9%
Sun Communities, Inc.	61,190	7,982,847
Net Lease – 7.8%
Agree Realty Corp.	138,242	9,039,644
Essential Properties Realty Trust, Inc.	299,651	7,053,785
VICI Properties, Inc.	548,049	17,225,180
Total Net Lease		33,318,609
Office – 1.7%
Cousins Properties, Inc.	327,330	7,463,124

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Residential – 10.9%
American Homes 4 Rent	187,378	$6,642,550
Equity Residential	161,257	10,638,124
Mid-America Apartment Communities, Inc.	78,910	11,983,273
UDR, Inc.	398,305	17,111,183
Total Residential		46,375,130
Retail – 7.1%
Kimco Realty Corp.	744,306	14,677,714
Kite Realty Group Trust	452,313	10,104,673
Simon Property Group, Inc.	46,980	5,425,250
Total Retail		30,207,637
Self Storage – 2.6%
Public Storage	38,022	11,097,861
Total UNITED STATES		267,713,013
TOTAL COMMON STOCKS (Cost $412,931,538)		423,062,731
Total Investments – 99.3% (Cost $412,931,538)		423,062,731
Other Assets in Excess of Liabilities – 0.7%		3,037,749
TOTAL NET ASSETS – 100.0%		$426,100,480

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND
Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2023	Six months†	1 Year	5 Years	Since Inception**
Class A (Excluding Sales Charge)	2.30%	0.56%	3.41%	2.32%
Class A (Including Sales Charge)	-2.60%	-4.25%	2.40%	1.74%
Class C (Excluding Sales Charge)	1.95%	-0.07%	2.68%	1.63%
Class C (Including Sales Charge)	0.95%	-1.05%	2.68%	1.63%
Class I Shares	2.41%	0.82%	3.69%	2.51%
MSCI World Index	15.43%	19.13%	9.63%	9.01%
Real Assets Custom Index Blend Benchmark	2.62%	0.57%	3.49%	3.02%
S&P Real Assets Index	1.66%	0.67%	3.43%	N/A***

*  All returns shown in USD.

†  Returns for less than one year are not annualized.

**  Classes A, C and I were incepted on November 19, 2014. The MSCI World Index and Real Assets Custom Index Blend Benchmark returns reference Class I's inception date.

***  Data for the S&P Real Assets Index is unavailable prior to its inception date of December 31, 2015.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Fund's gross and net expense ratios in the prospectus dated May 1, 2023 for Class A is 1.70% and 1.15%, Class C is 2.50% and 1.90% and Class I is 1.41% and 0.90%, respectively for the year ended December 31, 2022.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2024. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. The Fund will be closely linked to the real assets market. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REITs are dependent upon management skills and generally may not be diversified. REITs are subject to heavy cash flow dependency,

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND
Fund Performance (Unaudited) (continued)

defaults by borrowers and self liquidation. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in MLPs, which involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Investing in MLPs may generate unrelated business taxable income (UBTI) for tax-exempt investors both during the holding period and at time of sale. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources. Debt securities rated below investment grade are commonly referred to as junk bonds and are considered speculative. Increases in interest rates can cause the prices of fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 80% of its total assets in securities in real assets securities, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Past performance is no guarantee of future results.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Past performance is no guarantee of future results.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND
Fund Performance (Unaudited) (continued)

The Bloomberg Barclays Global Inflation-Linked Index (Series-L) measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government linker fund is likely and able to invest.

The Bloomberg Commodity Index is a broadly diversified index that tracks the commodities markets through commodity futures contracts.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.

The Dow Jones Brookfield Global Infrastructure Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes.

The FTSE EPRA Nareit Developed Index is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The ICE BofA Global Corporate Index tracks the performance of investment- grade public debt issued in the major domestic and Eurobond markets, including global bonds.

The ICE BofA Global High Yield Index tracks the performance of below investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

The ICE BofA Preferred Stock REITs 7% Constrained Index is a subset of the ICE BofA Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The ICE BofA Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.

The ICE BofA USD Real Asset High Yield and Corporate Custom Index is a custom index blend of sectors of ICE BofA U.S. High Yield Index (70%) and ICE BofA U.S. Corporate Index (30%) that correspond to equity sectors in Brookfield's real asset universe. Such real-asset-related sectors include Cable, Infrastructure Services, Oil Gas T&D, Telecommunications, Transportation, Utilities, Agriculture, Timber, Basic Materials, Energy Exploration & Production, Metals & Mining, Real Estate, RE Ownership & Development and REITs.

The ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA U.S. Corporate Index tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND
Fund Performance (Unaudited) (continued)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% Dow Jones Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Bloomberg Barclays Global Inflation-Linked Index.

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity related sectors: Agribusiness, Energy and Metals & Mining.

The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2023 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited)

June 30, 2023

ASSET ALLOCATION BY SECURITY TYPE	Percent of Total Investments
Infrastructure Equities
Global Infrastructure Equities	38.9%
Energy Infrastructure	6.0%
Global Renewable Equities	3.0%
Total Infrastructure Equities	47.9%
Real Estate Equities
Global Real Estate Equities	28.9%
REIT Preferreds	3.8%
Total Real Estate Equities	32.7%
Real Asset Debt	18.7%
Cash & Other	0.7%
Total	100.0%
ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	68.3%
Canada	6.3%
United Kingdom	4.4%
Australia	3.7%
Japan	3.4%
Hong Kong	2.4%
Spain	2.4%
Brazil	1.8%
China	1.7%
France	1.3%
Netherlands	1.3%
Germany	1.1%
New Zealand	0.9%
Singapore	0.5%
Chile	0.3%
Denmark	0.1%
Italy	0.1%
Total	100.0%
ASSET ALLOCATION BY INVESTMENT TYPE	Percent of Total Investments
Common Stocks	76.7%
Real Asset Debt	18.7%
Preferred Stocks	2.8%
Convertible Preferred Stocks	1.1%
Money Market Fund	0.7%
Total	100.0%

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited) (continued)

June 30, 2023

TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	2.7%
Transurban Group	1.9%
PG&E Corp.	1.9%
NextEra Energy, Inc.	1.8%
Exelon Corp.	1.7%
Sempra Energy	1.6%
CenterPoint Energy, Inc.	1.4%
Xcel Energy, Inc.	1.4%
Equinix, Inc.	1.3%
Public Service Enterprise Group, Inc.	1.3%

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited)

June 30, 2023

	Shares	Value
COMMON STOCKS – 76.4%
AUSTRALIA – 3.7%
Diversified – 0.5%
Mirvac Group	150,208	$226,830
Industrial – 0.8%
Goodman Group	29,500	396,565
Self Storage – 0.4%
National Storage REIT	129,114	202,675
Toll Roads – 2.0%
Transurban Group	97,997	933,067
Total AUSTRALIA		1,759,137
BRAZIL – 1.6%
Electricity Transmission & Distribution – 1.0%
Equatorial Energia SA (a)	67,774	454,472
Rail – 0.6%
Rumo SA	66,130	307,434
Renewable Power & Infrastructure – 0.0%
Omega Energia SA (a)	8,635	20,270
Total BRAZIL		782,176
CANADA – 5.0%
Midstream – 0.4%
AltaGas Ltd.	11,899	213,773
Office – 0.2%
Allied Properties Real Estate Investment Trust	5,705	93,537
Pipelines – 2.5%
Enbridge, Inc.	15,516	576,597
TC Energy Corp.	16,034	647,987
Total Pipelines		1,224,584
Rail – 0.7%
Canadian Pacific Kansas City Ltd.	4,020	324,695
Renewable Power & Infrastructure – 0.2%
Boralex, Inc. – Class A	1,950	53,094
Fortis, Inc.	520	22,409
Total Renewable Power & Infrastructure		75,503
Residential – 1.0%
Boardwalk Real Estate Investment Trust	4,630	217,354
InterRent Real Estate Investment Trust	28,035	271,303
Total Residential		488,657
Total CANADA		2,420,749
CHILE – 0.3%
Water & Waste Infrastructure – 0.3%
Aguas Andinas SA	413,911	143,519
Total CHILE		143,519

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
CHINA – 1.7%
Communications – 0.4%
China Tower Corporation Ltd. (b)	1,753,395	$195,274
Gas Utilities – 1.2%
China Resources Gas Group Ltd.	92,880	318,522
ENN Energy Holdings Ltd.	21,559	269,662
Total Gas Utilities		588,184
Renewable Power & Infrastructure – 0.1%
China Longyuan Power Group Corporation Ltd.	28,536	29,474
Total CHINA		812,932
DENMARK – 0.1%
Renewable Power & Infrastructure – 0.1%
Orsted A/S (b)	450	42,661
Vestas Wind Systems A/S (a)	1,040	27,651
Total Renewable Power & Infrastructure		70,312
Total DENMARK		70,312
FRANCE – 1.1%
Clean Technology – 0.1%
Nexans SA	600	52,032
Office – 0.8%
Gecina SA	3,353	357,694
Retail – 0.1%
Unibail-Rodamco-Westfield (a)	1,219	64,296
Water & Waste Infrastructure – 0.1%
Veolia Environnement SA	1,880	59,512
Total FRANCE		533,534
GERMANY – 1.1%
Renewables/Electric Generation – 0.8%
RWE AG	8,920	388,702
Residential – 0.3%
Vonovia SE	6,381	124,619
Total GERMANY		513,321
HONG KONG – 2.4%
Diversified – 0.9%
Kerry Properties Ltd.	51,300	106,724
Sun Hung Kai Properties Ltd.	26,660	336,839
Total Diversified		443,563
Renewables/Electric Generation – 0.5%
CLP Holdings Ltd.	29,643	230,877
Retail – 1.0%
Wharf Real Estate Investment Company Ltd.	91,478	458,978
Total HONG KONG		1,133,418

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
ITALY – 0.1%
Renewables/Electric Generation – 0.1%
Enel SpA	5,470	$36,881
Total ITALY		36,881
JAPAN – 3.4%
Hotel – 0.2%
Japan Hotel REIT Investment Corp.	247	126,004
Industrial – 0.5%
GLP J-Reit	60	59,181
Mitsui Fudosan Logistics Park, Inc.	47	163,233
Total Industrial		222,414
Office – 1.3%
Mitsui Fudosan Company Ltd.	22,851	455,453
Orix JREIT, Inc.	160	196,959
Total Office		652,412
Rail – 1.1%
East Japan Railway Co.	5,900	327,175
West Japan Railway Co.	4,764	198,145
Total Rail		525,320
Residential – 0.3%
Comforia Residential REIT, Inc.	56	134,093
Total JAPAN		1,660,243
NETHERLANDS – 1.0%
Toll Roads – 1.0%
Ferrovial SE	15,623	493,876
Total NETHERLANDS		493,876
NEW ZEALAND – 0.9%
Airports – 0.8%
Auckland International Airport Ltd. (a)	71,700	376,817
Renewable Power & Infrastructure – 0.1%
Mercury NZ Ltd.	9,556	38,195
Total NEW ZEALAND		415,012
SINGAPORE – 0.5%
Diversified – 0.5%
Mapletree Pan Asia Commercial Trust	198,439	238,727
Total SINGAPORE		238,727
SPAIN – 2.2%
Airports – 1.0%
Aena SME SA (b)	2,820	456,409
Communications – 0.8%
Cellnex Telecom SA (b)	10,050	406,059
Renewable Power & Infrastructure – 0.4%
Atlantica Sustainable Infrastructure PLC	2,290	53,678
EDP Renovaveis SA	2,440	48,760

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Grenergy Renovables SA (a)	1,194	$36,839
Iberdrola SA	3,553	46,398
Total Renewable Power & Infrastructure		185,675
Total SPAIN		1,048,143
UNITED KINGDOM – 4.2%
Office – 0.6%
Derwent London PLC	11,020	286,853
Renewable Power & Infrastructure – 1.8%
Drax Group PLC	34,369	253,248
National Grid PLC	41,073	544,562
SSE PLC	3,137	73,563
Total Renewable Power & Infrastructure		871,373
Residential – 0.8%
Grainger PLC	49,261	142,140
The UNITE Group PLC	20,416	226,156
Total Residential		368,296
Retail – 0.4%
Capital & Counties Properties PLC	145,700	212,981
Water & Waste Infrastructure – 0.6%
Severn Trent PLC	8,760	285,579
Total UNITED KINGDOM		2,025,082
UNITED STATES – 47.1%
Clean Technology – 0.0%
Bloom Energy Corp. (a)	1,235	20,192
Communications – 1.9%
American Tower Corp.	445	86,303
Crown Castle, Inc.	4,870	554,888
SBA Communications Corp.	1,260	292,018
Total Communications		933,209
Datacenters – 2.3%
Digital Realty Trust, Inc.	4,315	491,349
Equinix, Inc.	824	645,967
Total Datacenters		1,137,316
Electricity Transmission & Distribution – 4.9%
CenterPoint Energy, Inc.	23,520	685,608
PG&E Corp. (a)	53,994	933,016
Sempra Energy	5,130	746,877
Total Electricity Transmission & Distribution		2,365,501
Gas Utilities – 1.3%
NiSource, Inc.	23,125	632,469
Healthcare – 3.0%
CareTrust REIT, Inc.	14,287	283,740
Healthcare Realty Trust, Inc.	14,910	281,203
Healthpeak Properties, Inc.	13,422	269,782

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Ventas, Inc.	12,564	$593,900
Total Healthcare		1,428,625
Industrial – 3.6%
Prologis, Inc.	10,576	1,296,935
Rexford Industrial Realty, Inc.	8,283	432,538
Total Industrial		1,729,473
Manufactured Homes – 0.5%
Sun Communities, Inc.	1,871	244,091
Midstream – 4.0%
Cheniere Energy, Inc.	4,078	621,324
Equitrans Midstream Corp.	51,398	491,365
Targa Resources Corp.	7,001	532,776
The Williams Companies, Inc.	8,178	266,848
Total Midstream		1,912,313
Net Lease – 2.3%
Agree Realty Corp.	4,308	281,700
Essential Properties Realty Trust, Inc.	9,807	230,857
VICI Properties, Inc.	18,464	580,323
Total Net Lease		1,092,880
Office – 0.5%
Cousins Properties, Inc.	11,120	253,536
Oil & Gas Storage & Transportation – 0.8%
DT Midstream, Inc.	2,478	122,835
Magellan Midstream Partners LP	4,129	257,319
Total Oil & Gas Storage & Transportation		380,154
Pipeline (MLP) – 2.3%
Energy Transfer LP	19,027	241,643
Enterprise Products Partners LP	9,142	240,892
MPLX LP	6,946	235,747
Plains All American Pipeline LP	9,224	130,058
Western Midstream Partners LP	9,126	242,022
Total Pipeline (MLP)		1,090,362
Rail – 0.8%
CSX Corp.	12,130	413,633
Renewable Power & Infrastructure – 6.5%
Clearway Energy, Inc.	2,050	58,548
Enphase Energy, Inc. (a)	155	25,959
Exelon Corp.	20,133	820,219
NextEra Energy Partners LP	510	29,906
NextEra Energy, Inc.	11,930	885,206
Public Service Enterprise Group, Inc.	10,255	642,066
Xcel Energy, Inc.	10,800	671,436
Total Renewable Power & Infrastructure		3,133,340

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
Renewables/Electric Generation – 5.6%
Ameren Corp.	7,200	$588,024
American Electric Power Company, Inc.	5,021	422,768
CMS Energy Corp.	10,910	640,963
PPL Corp.	21,560	570,478
SolarEdge Technologies, Inc. (a)	70	18,833
WEC Energy Group, Inc.	5,050	445,612
Total Renewables/Electric Generation		2,686,678
Residential – 3.2%
American Homes 4 Rent	6,038	214,047
Equity Residential	5,256	346,738
Mid-America Apartment Communities, Inc.	2,568	389,976
UDR, Inc.	13,487	579,402
Total Residential		1,530,163
Retail – 2.1%
Kimco Realty Corp.	24,179	476,810
Kite Realty Group Trust	15,242	340,506
Simon Property Group, Inc.	1,525	176,107
Total Retail		993,423
Self Storage – 0.8%
Public Storage	1,289	376,233
Water & Waste Infrastructure – 0.7%
American Water Works Company, Inc.	260	37,115
Essential Utilities, Inc.	3,500	139,685
Waste Connections, Inc.	450	64,313
Waste Management, Inc.	420	72,836
Xylem, Inc.	200	22,524
Total Water & Waste Infrastructure		336,473
Total UNITED STATES		22,690,064
Total COMMON STOCKS (Cost $36,757,121)		36,777,126
CONVERTIBLE PREFERRED STOCKS – 1.1%
UNITED STATES – 1.1%
Net Lease – 0.4%
EPR Properties, Series C, 5.75%	5,688	120,017
EPR Properties, Series E, 9.00%	2,000	56,720
Total Net Lease		176,737
Office – 0.3%
Equity Commonwealth, Series D, 6.50%	5,195	131,953
Real Estate – 0.2%
Lexington Realty Trust, Series C, 6.50%	1,930	95,786
Retail – 0.2%
RPT Realty, Series D, 7.25%	2,295	112,455
Total UNITED STATES		516,931
Total CONVERTIBLE PREFERRED STOCKS (Cost $566,696)		516,931

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
PREFERRED STOCKS – 2.8%
UNITED STATES – 2.8%
Datacenters – 0.0%
Digital Realty Trust, Inc., Series L, 5.20%	860	$18,542
Diversified – 0.3%
Armada Hoffler Properties, Inc., Series A, 6.75%	2,536	59,520
Centerspace, Series C, 6.63%	2,310	56,826
Total Diversified		116,346
Hotel – 0.1%
Sunstone Hotel Investors, Inc., Series I, 5.70%	1,815	34,067
Industrial – 0.3%
Rexford Industrial Realty, Inc., Series C, 5.63%	6,764	147,658
Manufactured Homes – 0.3%
UMH Properties, Inc., Series D, 6.38%	5,875	128,897
Net Lease – 0.2%
Agree Realty Corp., Series A, 4.25%	3,140	58,341
Global Net Lease, Inc., Series B, 6.88%	2,372	45,139
Total Net Lease		103,480
Office – 0.2%
Vornado Realty Trust, Series N, 5.25%	5,419	81,177
Real Estate – 0.1%
Hudson Pacific Properties, Inc., Series C, 4.75%	3,914	36,635
Residential – 0.3%
American Homes 4 Rent, Series H, 6.25%	3,735	93,338
American Homes 4 Rent, Series G, 5.88%	2,325	56,172
Total Residential		149,510
Retail – 0.4%
Kimco Realty Corp., Series L, 5.13%	4,285	100,697
Saul Centers, Inc., Series E, 6.00%	2,530	54,522
Urstadt Biddle Properties, Inc., Series K, 5.88%	2,522	56,367
Total Retail		211,586
Self Storage – 0.6%
Public Storage, Series Q, 3.95%	4,931	90,878
Public Storage, Series P, 4.00%	7,374	143,277
Public Storage, Series L, 4.63%	3,000	66,090
Total Self Storage		300,245
Total UNITED STATES		1,328,143
Total PREFERRED STOCKS (Cost $1,488,777)		1,328,143

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
REAL ASSET DEBT – 18.6%
BRAZIL – 0.2%
Metals & Mining – 0.2%
Vale Overseas Ltd., 3.75%, 07/08/30	$108,000	$95,092
Total BRAZIL		95,092
CANADA – 1.3%
Basic Industrial – 0.2%
Cascades, Inc., 5.38%, 01/15/28 (b)	53,000	49,535
Methanex Corp., 5.25%, 12/15/29	27,000	24,651
NOVA Chemicals Corp., 4.25%, 05/15/29 (b)	36,000	29,377
Total Basic Industrial		103,563
Energy – 0.2%
Baytex Energy Corp., 8.75%, 04/01/27 (b)	46,000	46,591
MEG Energy Corp., 7.13%, 02/01/27 (b)	55,000	55,886
Total Energy		102,477
Media – 0.2%
Videotron Ltd., 3.63%, 06/15/29 (b)	110,000	94,762
Oil Gas Transportation & Distribution – 0.3%
Parkland Corp., 4.50%, 10/01/29 (b)	54,000	46,770
TransCanada PipeLines Ltd., 7.53% (3 Month LIBOR USD + 2.21%), 05/15/67 (c)	107,000	82,916
Total Oil Gas Transportation & Distribution		129,686
Transportation – 0.2%
Canadian National Railway Co., 3.85%, 08/05/32	95,000	88,388
Utility – 0.2%
Emera, Inc., 6.75% (3 Month LIBOR USD + 5.44%), 06/15/76 (c)	96,000	92,830
Total CANADA		611,706
FRANCE – 0.2%
Telecommunication Services – 0.2%
Altice France SA, 5.50%, 01/15/28 (b)	136,000	102,718
Total FRANCE		102,718
NETHERLANDS – 0.2%
Media – 0.2%
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)	43,000	35,393
VZ Secured Financing BV, 5.00%, 01/15/32 (b)	86,000	69,262
Ziggo Bond Company BV, 5.13%, 02/28/30 (b)	10,000	7,573
Total Media		112,228
Total NETHERLANDS		112,228
SPAIN – 0.2%
Utility – 0.2%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (b)	103,000	91,734
Total SPAIN		91,734

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
UNITED KINGDOM – 0.2%
Media – 0.2%
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (b)	$107,000	$89,700
Total UNITED KINGDOM		89,700
UNITED STATES – 16.3%
Basic Industrial – 0.2%
Clearwater Paper Corp., 4.75%, 08/15/28 (b)	55,000	48,412
Tronox, Inc., 4.63%, 03/15/29 (b)	30,000	24,931
Total Basic Industrial		73,343
Construction & Building Materials – 0.5%
Beazer Homes USA, Inc., 5.88%, 10/15/27	43,000	40,097
KB Home, 4.00%, 06/15/31	57,000	49,144
M/I Homes, Inc., 4.95%, 02/01/28	53,000	49,407
Shea Homes LP, 4.75%, 04/01/29	59,000	51,151
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (b)	48,000	47,145
Total Construction & Building Materials		236,944
Diversified – 0.4%
Forestar Group, Inc., 5.00%, 03/01/28 (b)	110,000	100,842
The Howard Hughes Corp., 5.38%, 08/01/28 (b)	105,000	93,450
Total Diversified		194,292
Energy – 1.9%
Antero Resources Corp., 5.38%, 03/01/30 (b)	49,000	44,886
California Resources Corp., 7.13%, 02/01/26 (b)	49,000	49,245
Callon Petroleum Co., 8.25%, 07/15/25	50,000	48,861
Civitas Resources, Inc., 8.38%, 07/01/28 (b)	50,000	50,514
CNX Resources Corp., 7.38%, 01/15/31 (b)	24,000	23,350
Comstock Resources, Inc., 6.75%, 03/01/29 (b)	75,000	68,636
Continental Resources, Inc., 5.75%, 01/15/31 (b)	59,000	56,076
Crescent Energy Finance LLC, 7.25%, 05/01/26 (b)	31,000	29,094
Devon Energy Corp., 7.95%, 04/15/32	75,000	86,110
Diamondback Energy, Inc., 4.25%, 03/15/52	106,000	93,250
EQT Corp., 7.00%, 02/01/30	53,000	55,492
Exxon Mobil Corp., 4.23%, 03/19/40	50,000	46,004
Occidental Petroleum Corp., 8.88%, 07/15/30	110,000	92,443
Ovintiv, Inc., 6.25%, 07/15/33	40,000	39,441
Range Resources Corp., 8.25%, 01/15/29	22,000	22,822
Southwestern Energy Co., 5.38%, 02/01/29	99,000	93,223
Total Energy		899,447
Health Facilities – 0.6%
CHS/Community Health Systems, Inc., 4.75%, 02/15/31 (b)	28,000	23,761
HCA, Inc., 3.50%, 09/01/30	157,000	137,542
Tenet Healthcare Corp., 6.13%, 10/01/28	144,000	138,629
Total Health Facilities		299,932

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
Infrastructure Services – 0.5%
Parker-Hannifin Corp., 4.50%, 09/15/29	$98,000	$95,125
Terex Corp., 5.00%, 05/15/29 (b)	54,000	50,204
Waste Connections, Inc., 4.20%, 01/15/33	100,000	93,934
Total Infrastructure Services		239,263
Leisure – 1.4%
Boyd Gaming Corp., 4.75%, 06/15/31 (b)	105,000	94,509
Caesars Resort Collection LLC, 5.75%, 07/01/25 (b)	97,000	98,145
GLP Capital LP, 4.00%, 01/15/30	106,000	91,860
Park Intermediate Holdings LLC, 5.88%, 10/01/28 (b)	89,000	81,657
RHP Hotel Properties LP, 4.50%, 02/15/29 (b)	82,000	72,570
Station Casinos LLC, 4.63%, 12/01/31 (b)	78,000	69,735
VICI Properties LP, 4.63%, 12/01/29 (b)	152,000	139,654
Wynn Las Vegas LLC, 5.50%, 03/01/25 (b)	45,000	44,274
Total Leisure		692,404
Media – 1.3%
Cable One, Inc., 4.00%, 11/15/30 (b)	56,000	43,750
CCO Holdings LLC, 4.75%, 03/01/30 (b)	367,000	318,221
CSC Holdings LLC, 4.63%, 12/01/30 (b)	189,000	110,316
Directv Financing LLC, 5.88%, 08/15/27 (b)	51,000	46,178
DISH DBS Corp., 5.25%, 12/01/26 (b)	30,000	24,067
GCI LLC, 4.75%, 10/15/28 (b)	27,000	23,020
Warnermedia Holdings, Inc., 4.28%, 03/15/32	60,000	53,221
Total Media		618,773
Media Content – 0.2%
NBCUniversal Media LLC, 4.45%, 01/15/43	103,000	91,852
Metals & Mining – 0.2%
Freeport-McMoRan, Inc., 4.25%, 03/01/30	103,000	94,896
Oil Gas Transportation & Distribution – 2.8%
Antero Midstream Partners LP, 5.38%, 06/15/29 (b)	76,000	70,621
Buckeye Partners LP, 4.13%, 12/01/27	53,000	48,322
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/39	100,000	78,729
Cheniere Energy, Inc., 4.63%, 10/15/28	74,000	69,102
Crestwood Midstream Partners LP, 5.63%, 05/01/27 (b)	52,000	49,296
DCP Midstream Operating LP, 5.60%, 04/01/44	56,000	53,017
DT Midstream, Inc., 4.13%, 06/15/29 (b)	52,000	45,634
Energy Transfer LP, 7.13% (5 Year CMT Rate + 5.31%), Perpetual (c)	167,000	146,289
EnLink Midstream LLC, 5.38%, 06/01/29	102,000	97,156
EQM Midstream Partners LP, 4.50%, 01/15/29 (b)	145,000	129,310
Global Partners LP, 7.00%, 08/01/27	36,000	34,932
Hess Midstream Operations LP, 5.50%, 10/15/30 (b)	52,000	48,100
Holly Energy Partners LP, 5.00%, 02/01/28 (b)	148,000	136,525
Kinetik Holdings LP, 5.88%, 06/15/30 (b)	48,000	45,660
NuStar Logistics LP, 5.75%, 10/01/25	48,000	46,798
Plains All American Pipeline LP, 9.43% (3 Month LIBOR USD + 4.11%), Perpetual (c)	25,000	22,253
Suburban Propane Partners LP, 5.00%, 06/01/31 (b)	53,000	44,369

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
Tallgrass Energy Partners LP, 6.00%, 12/31/30 (b)	$74,000	$65,194
Targa Resources Partners LP, 4.88%, 02/01/31	101,000	93,338
Western Midstream Operating LP, 4.75%, 08/15/28	50,000	47,459
Total Oil Gas Transportation & Distribution		1,372,104
Real Estate – 1.4%
American Homes 4 Rent LP, 3.38%, 07/15/51	107,000	69,876
Boston Properties LP, 6.50%, 01/15/34	20,000	20,117
EPR Properties, 3.75%, 08/15/29	87,000	70,517
Global Net Lease, Inc., 3.75%, 12/15/27 (b)	70,000	51,356
Highwoods Realty LP, 4.20%, 04/15/29	55,000	46,289
Kilroy Realty LP, 4.75%, 12/15/28	50,000	43,990
LXP Industrial Trust, 2.70%, 09/15/30	113,000	90,207
Mid-America Apartments LP, 2.88%, 09/15/51	127,000	81,530
RLJ Lodging Trust LP, 3.75%, 07/01/26 (b)	81,000	74,317
Starwood Property Trust, Inc., 3.63%, 07/15/26 (b)	153,000	131,624
Total Real Estate		679,823
Telecommunication Services – 2.0%
American Tower Corp., 3.10%, 06/15/50	125,000	81,461
AT&T, Inc., 1.65%, 02/01/28	55,000	47,274
Cablevision Lightpath LLC, 3.88%, 09/15/27 (b)	65,000	54,437
Cogent Communications Group, Inc., 3.50%, 05/01/26 (b)	50,000	46,375
Consolidated Communications, Inc., 6.50%, 10/01/28 (b)	39,000	30,712
Crown Castle, Inc., 5.20%, 02/15/49	100,000	92,613
Frontier Communications Holdings LLC, 5.00%, 05/01/28 (b)	102,000	88,001
Level 3 Financing, Inc., 4.63%, 09/15/27 (b)	95,000	66,097
SBA Communications Corp., 3.88%, 02/15/27	78,000	68,244
T-Mobile USA, Inc., 3.50%, 04/15/31	305,000	286,037
Verizon Communications, Inc., 4.33%, 09/21/28	95,000	91,578
Zayo Group Holdings, Inc., 4.00%, 03/01/27 (b)	31,000	21,892
Total Telecommunication Services		974,721
Transportation – 0.2%
Union Pacific Corp., 4.50%, 01/20/33	95,000	93,378
Utility – 2.7%
American Electric Power Company, Inc., 3.25%, 03/01/50	130,000	88,663
Calpine Corp., 5.13%, 03/15/28 (b)	123,000	109,760
Clearway Energy Operating LLC, 3.75%, 02/15/31 (b)	159,000	131,958
CMS Energy Corp., 4.75% (5 Year CMT Rate + 4.12%), 06/01/50 (c)	83,000	71,563
Dominion Energy, Inc., 3.90%, 10/01/25	98,000	94,458
DTE Electric Co., 2.63%, 03/01/31	56,000	47,845
Duke Energy Carolinas LLC, 2.45%, 08/15/29	108,000	93,125
FirstEnergy Corp., 3.40%, 03/01/50	128,000	88,212
NRG Energy, Inc., 3.63%, 02/15/31 (b)	118,000	91,971
NSTAR Electric Co., 3.25%, 05/15/29	103,000	94,265
Pacific Gas and Electric Co., 6.40%, 06/15/33	55,000	54,652
PPL Capital Funding, Inc., 8.20% (3 Month LIBOR USD + 2.67%), 03/30/67 (c)	63,000	55,597
Public Service Company of Colorado, 1.88%, 06/15/31	115,000	91,663

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
Sempra Global, 3.25%, 01/15/32 (b)	$114,000	$91,511
WEC Energy Group, Inc., 7.43% (3 Month LIBOR USD + 2.11%), 05/15/67 (c)	115,000	96,775
Total Utility		1,302,018
Total UNITED STATES		7,863,190
Total REAL ASSET DEBT (Cost $9,488,394)		8,966,368
	Shares
MONEY MARKET FUND – 0.7%
UNITED STATES – 0.7%
Money Market Fund – 0.7%
First American Treasury Obligations Fund – Class X, 5.04% (d)	337,262	337,262
Total MONEY MARKET FUND (Cost $337,262)		337,262
Total Investments – 99.6% (Cost $48,638,249)		47,925,830
Other Assets in Excess of Liabilities – 0.4%		211,583
TOTAL NET ASSETS – 100.0%		$48,137,413

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2023, the total value of all such securities was $5,308,748 or 11.0% of net assets.

(c)  —  Variable rate security—Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Securities that reference SOFR may be subject to a credit spread adjustment, particularly to legacy holdings that reference LIBOR that have transitioned to SOFR as the base lending rate.

(d)  —  The rate shown represents the seven-day yield as of June 30, 2023.

Abbreviations:

CMT  —  Constant Maturity Treasury Rate

LIBOR  —  London Interbank Offered Rates

LLC  —  Limited Liability Corporation

LP  —  Limited Partnership

MLP  —  Master Limited Partnership

USD  —  United States Dollar

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND
Fund Performance (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS*

As of June 30, 2023	Six months†	1 Year	Since Inception**
Class I Shares	0.38%	0.18%	-2.46%
MSCI World Index	15.43%	19.13%	0.11%

*  All returns shown in USD.

†  Returns for less than one year are not annualized.

**  On February 4, 2022, the Fund acquired all of the assets, subject to liabilities, of Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund's Class I Shares adopted the Predecessor Fund's performance and accounting history. Prior to February 4, 2022, the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (October 1, 2019). The Predecessor Fund's past performance is not an indication of how the Fund will perform in the future. The MSCI World Index references the Predecessor Fund's inception date.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859.

The Fund's gross and net expense ratios in the prospectus dated May 1, 2023 for Class I is 5.00% and 1.00%, respectively for the year ended December 31, 2022.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2024. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Global Renewables and Sustainable Infrastructure ("GRSI") companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in GRSI companies.

GRSI assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation

2023 Semi-Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND
Fund Performance (Unaudited)) (continued)

of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for GRSI assets.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lowerrated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in GRSI industries, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Investing in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund's ability to sell its shares.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2023 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

June 30, 2023

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	43.9%
United Kingdom	17.9%
Spain	9.3%
France	7.6%
Canada	5.2%
Denmark	5.0%
Brazil	3.8%
Italy	2.7%
New Zealand	2.6%
China	2.0%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewable Power & Infrastructure	73.3%
Water & Waste Infrastructure	20.1%
Clean Technology	4.9%
Other Sustainable Infrastructure	1.7%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
NextEra Energy, Inc.	7.0%
Waste Management, Inc.	5.1%
SSE PLC	5.1%
Waste Connections, Inc.	4.5%
Exelon Corp.	4.1%
Veolia Environnement SA	4.1%
Clearway Energy, Inc.	3.9%
National Grid PLC	3.8%
Public Service Enterprise Group, Inc.	3.8%
Atlantica Sustainable Infrastructure PLC	3.7%

2023 Semi-Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments (Unaudited)

June 30, 2023

	Shares	Value
COMMON STOCKS – 98.1%
BRAZIL – 3.7%
Renewable Power & Infrastructure – 3.7%
Equatorial Energia SA (a)	67,856	$455,022
Omega Energia SA (a)	106,777	250,652
Total Renewable Power & Infrastructure		705,674
Total BRAZIL		705,674
CANADA – 5.1%
Renewable Power & Infrastructure – 5.1%
Boralex, Inc. – Class A	25,100	683,417
Fortis, Inc.	6,700	288,736
Total Renewable Power & Infrastructure		972,153
Total CANADA		972,153
CHINA – 2.0%
Renewable Power & Infrastructure – 2.0%
China Longyuan Power Group Corporation Ltd.	366,907	378,969
Total CHINA		378,969
DENMARK – 4.9%
Renewable Power & Infrastructure – 4.9%
Orsted A/S (b)	6,110	579,242
Vestas Wind Systems A/S (a)	13,500	358,929
Total Renewable Power & Infrastructure		938,171
Total DENMARK		938,171
FRANCE – 7.4%
Clean Technology – 3.4%
Nexans SA	7,600	659,077
Water & Waste Infrastructure – 4.0%
Veolia Environnement SA	24,380	771,762
Total FRANCE		1,430,839
ITALY – 2.7%
Renewable Power & Infrastructure – 2.7%
Enel SpA	76,370	514,921
Total ITALY		514,921
NEW ZEALAND – 2.6%
Renewable Power & Infrastructure – 2.6%
Mercury NZ Ltd.	124,191	496,384
Total NEW ZEALAND		496,384
SPAIN – 9.1%
Renewable Power & Infrastructure – 9.1%
EDP Renovaveis SA	31,503	629,542
Grenergy Renovables SA (a)	16,802	518,404
Iberdrola SA	45,978	600,419
Total Renewable Power & Infrastructure		1,748,365
Total SPAIN		1,748,365

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM – 17.6%
Renewable Power & Infrastructure – 15.4%
Atlantica Sustainable Infrastructure PLC	29,533	$692,254
Drax Group PLC	79,700	587,269
National Grid PLC	54,483	722,357
SSE PLC	40,666	953,624
Total Renewable Power & Infrastructure		2,955,504
Water & Waste Infrastructure – 2.2%
Severn Trent PLC	12,600	410,764
Total UNITED KINGDOM		3,366,268
UNITED STATES – 43.0%
Clean Technology – 1.4%
Bloom Energy Corp. (a)	16,110	263,399
Other Sustainable Infrastructure – 1.6%
Crown Castle, Inc.	2,800	319,032
Renewable Power & Infrastructure – 26.4%
Clearway Energy, Inc.	25,400	725,424
Enphase Energy, Inc. (a)	1,800	301,464
Exelon Corp.	19,100	778,134
NextEra Energy Partners LP	6,100	357,704
NextEra Energy, Inc.	17,850	1,324,470
Public Service Enterprise Group, Inc.	11,460	717,511
SolarEdge Technologies, Inc. (a)	750	201,787
Xcel Energy, Inc.	10,447	649,490
Total Renewable Power & Infrastructure		5,055,984
Water & Waste Infrastructure – 13.6%
American Water Works Company, Inc.	3,300	471,075
Waste Connections, Inc.	5,890	841,784
Waste Management, Inc.	5,540	960,747
Xylem, Inc.	2,905	327,161
Total Water & Waste Infrastructure		2,600,767
Total UNITED STATES		8,239,182
Total COMMON STOCKS (Cost $19,240,395)		18,790,926
Total Investments – 98.1% (Cost $19,240,395)		18,790,926
Other Assets in Excess of Liabilities – 1.9%		354,616
TOTAL NET ASSETS – 100.0%		$19,145,542

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2023, the total value of all such securities was $579,242 or 3.0% of net assets.

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Assets and Liabilities (Unaudited)

June 30, 2023

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund(1)
Assets:
Investments in securities, at value (Note 2)	$246,194,258	$423,062,731	$47,925,830	$18,790,926
Cash	2,699,473	1,491,289	—	302,016
Foreign currency, at value (Cost $0, $155,376, $5,676 and $0)	—	155,262	5,679	—
Dividends and interest receivable	1,361,347	1,683,643	293,537	58,193
Receivable for fund shares sold	10,000	279,918	—	—
Net receivable from Adviser (Note 3)	—	—	—	2,675
Prepaid expenses	33,955	47,314	23,166	37,534
Total assets	250,299,033	426,720,157	48,248,212	19,191,344
Liabilities:
Payable for investments purchased	247,212	—	16,419	—
Payable for fund shares purchased	119,103	82,476	—	—
Distribution fees payable	123,864	76,554	1,176	—
Investment advisory fees payable, net (Note 3)		160,343	259,578	7,785
Accrued expenses	138,870	201,069	85,419	45,802
Total liabilities	789,392	619,677	110,799	45,802
Commitments and contingencies (Note 9)
Net Assets	$249,509,641	$426,100,480	$48,137,413	$19,145,542
Composition of Net Assets:
Paid-in capital	$232,400,870	$543,740,742	$54,669,143	$20,146,128
Accumulated gains (losses)	17,108,771	(117,640,262)	(6,531,730)	(1,000,586)
Net assets applicable to capital shares outstanding	$249,509,641	$426,100,480	$48,137,413	$19,145,542
Total investments at cost	$228,703,991	$412,931,538	$48,638,249	$19,240,395
Net Assets
Class A Shares — Net Assets	$7,004,179	$5,233,790	$275,972	—
Shares outstanding	562,805	486,305	29,537	—
Net asset value and redemption price per share	$12.45	$10.76	$9.34	—
Offering price per share based on a maximum sales charge of 4.75%	$13.07	$11.30	$9.81	—
Class C Shares — Net Assets	$1,386,072	$1,686,583	$94,939	—
Shares outstanding	113,032	157,724	10,134	—
Net asset value and redemption price per share	$12.26	$10.69	$9.37	—
Class I Shares — Net Assets	$241,119,390	$419,180,107	$47,766,502	$19,145,542
Shares outstanding	19,333,222	38,859,438	5,179,328	2,023,753
Net asset value and redemption price per share	$12.47	$10.79	$9.22	$9.46

(1)  Currently, the Renewables Fund is only publicly offering Class I shares to investors.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2023

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Investment Income:
Dividends and distributions (net of foreign withholding tax of $257,363, $377,022, $39,308 and $17,309)	$3,836,671	$7,978,707	$692,565	$277,491
Interest	—	—	297,089	—
Less return of capital distributions	(658,719)	(40,282)	(103,479)	(37,103)
Total investment income	3,177,952	7,938,425	886,175	240,388
Expenses:
Investment advisory fees (Note 3)	1,043,399	1,669,035	185,436	78,406
Offering costs (Note 2)	—	—	—	46,445
Distribution fees — Class A	8,875	8,013	341	—
Distribution fees — Class C	7,602	9,869	476	—
Fund accounting and sub-administration fees	66,512	110,873	41,077	13,620
Transfer agent fees	65,372	126,049	22,807	3,619
Audit and tax services	32,428	22,518	25,348	29,626
Trustees' fees	31,091	47,666	14,471	11,823
Custodian fees	23,930	30,830	24,065	9,476
Registration fees	24,239	24,675	22,812	16,135
Legal fees	20,043	29,874	9,456	6,676
Reports to shareholders	16,176	30,585	5,378	4,605
Insurance	18,144	28,231	2,547	808
Miscellaneous	11,283	16,814	3,548	1,943
Interest expense	—	5,349	—	—
Total operating expenses	1,369,094	2,160,381	357,762	223,182
Less expenses waived by the investment adviser (Note 3)	(125,089)	(26,930)	(134,421)	(130,940)
Net expenses	1,244,005	2,133,451	223,341	92,242
Net investment income	1,933,947	5,804,974	662,834	148,146
Net realized gain (loss) on:
Investments	3,443,760	(16,710,908)	(1,446,972)	(193,688)
Foreign currency transactions	17,179	(82,592)	(2,914)	(2,113)
Net realized gain (loss)	3,460,939	(16,793,500)	(1,449,886)	(195,801)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,056,022)	16,522,789	2,027,822	98,757
Foreign currency translations	(2,829)	7,618	1,249	706
Net change in unrealized appreciation (depreciation)	(1,058,851)	16,530,407	2,029,071	99,463
Net realized and unrealized gain (loss)	2,402,088	(263,093)	579,185	(96,338)
Net increase in net assets resulting from operations	$4,336,035	$5,541,881	$1,242,019	$51,808

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,933,947	$4,514,084	$5,804,974	$10,193,824
Net realized gain (loss)	3,460,939	13,651,613	(16,793,500)	(46,266,438)
Net change in unrealized appreciation (depreciation)	(1,058,851)	(42,227,849)	16,530,407	(103,678,699)
Net increase (decrease) in net assets resulting from operations	4,336,035	(24,062,152)	5,541,881	(139,751,313)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(55,628)	(489,620)	(59,352)	(151,480)
Class C shares	(6,664)	(106,080)	(12,778)	(29,039)
Class I shares	(2,165,679)	(16,979,452)	(5,045,591)	(9,097,972)
From return of capital:
Class A shares	—	—	—	(9,772)
Class C shares	—	—	—	(1,874)
Class I shares	—	—	—	(586,931)
Total distributions paid	(2,227,971)	(17,575,152)	(5,117,721)	(9,877,068)
Capital Share Transactions (Note 6):
Subscriptions	24,701,358	38,962,020	27,858,191	77,591,263
Reinvestment of distributions	2,023,919	16,032,739	4,183,252	8,077,329
Redemptions	(12,511,855)	(242,443,220)	(44,494,464)	(177,669,347)
Net increase (decrease) in net assets from capital share transactions	14,213,422	(187,448,461)	(12,453,021)	(92,000,755)
Total increase (decrease) in net assets	16,321,486	(229,085,765)	(12,028,861)	(241,629,136)
Net Assets:
Beginning of period	$233,188,155	$462,273,920	$438,129,341	$679,758,477
End of period	$249,509,641	$233,188,155	$426,100,480	$438,129,341

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets (continued)

	Real Assets Securities Fund		Renewables Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Period February 5, 2022(1) through December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$662,834	$1,029,374	$148,146	$220,203
Net realized gain (loss)	(1,449,886)	3,934,592	(195,801)	(363,804)
Net change in unrealized appreciation (depreciation)	2,029,071	(10,614,345)	99,463	(547,940)
Net increase (decrease) in net assets resulting from operations	1,242,019	(5,650,379)	51,808	(691,541)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(6,111)	(4,127)	—	—
Class C shares	(1,618)	(676)	—	—
Class I shares	(1,185,439)	(889,476)	(151,545)	(209,308)
Total distributions paid	(1,193,168)	(894,279)	(151,545)	(209,308)
Capital Share Transactions (Note 6):
Subscriptions	142,417	759,919	1,748,093	18,538,887
Reinvestment of distributions	1,107,456	832,074	110,819	155,691
Redemptions	(2,845,153)	(316,529)	(116,334)	(291,028)
Net increase (decrease) in net assets from capital share transactions	(1,595,280)	1,275,464	1,742,578	18,403,550
Total increase (decrease) in net assets	(1,546,429)	(5,269,194)	1,642,841	17,502,701
Net Assets:
Beginning of period	$49,683,842	$54,953,036	$17,502,701	$—
End of period	$48,137,413	$49,683,842	$19,145,542	$17,502,701

(1)  Commencement of operations.

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†		Net assets, end of year (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement		Net investment income		Net investment income (loss) excluding the effect of fee waivers and reimbursement		Portfolio turnover rate
Class A:
June 30, 2023(2)	$12.33	0.08	0.14	0.22	(0.10)	—	—	(0.10)	$12.45	1.78	%(3)	$7,004	1.43	%(4)	1.25	%(4)	1.30	%(4)	1.12	%(4)	26	%(3)
December 31, 2022	$13.97	0.15	(0.92)	(0.77)	(0.14)	(0.73)	—	(0.87)	$12.33	-5.61%		$7,267	1.41%		1.25%		1.13%		0.97%		74%
December 31, 2021	$12.60	0.11	1.86	1.97	(0.35)	(0.25)	—	(0.60)	$13.97	15.90%		$7,698	1.37%		1.28%		0.85%		0.76%		62%
December 31, 2020	$13.55	0.11	(0.62)	(0.51)	—	—	(0.44)	(0.44)	$12.60	-3.42%		$5,807	1.44%		1.35%		0.93%		0.84%		138%
December 31, 2019	$11.25	0.14	2.66	2.80	(0.29)	—	(0.21)	(0.50)	$13.55	25.06%		$7,313	1.43%		1.35%		1.09%		1.01%		82%
December 31, 2018	$12.73	0.17	(1.20)	(1.03)	(0.06)	—	(0.39)	(0.45)	$11.25	-8.23%		$6,273	1.44%		1.35%		1.35%		1.26%		75%
Class C:
June 30, 2023(2)	$12.15	0.03	0.14	0.17	(0.06)	—	—	(0.06)	$12.26	1.38	%(3)	$1,386	2.28	%(4)	2.00	%(4)	0.46	%(4)	0.18	%(4)	26	%(3)
December 31, 2022	$13.78	0.04	(0.90)	(0.86)	(0.04)	(0.73)	—	(0.77)	$12.15	-6.35%		$1,736	2.20%		2.00%		0.29%		0.09%		74%
December 31, 2021	$12.43	0.01	1.84	1.85	(0.25)	(0.25)	—	(0.50)	$13.78	15.06%		$3,462	2.11%		2.03%		0.07%		(0.01)%		62%
December 31, 2020	$13.37	0.02	(0.62)	(0.60)	—	—	(0.34)	(0.34)	$12.43	-4.19%		$4,180	2.19%		2.10%		0.18%		0.09%		138%
December 31, 2019	$11.11	0.05	2.62	2.67	(0.24)	—	(0.17)	(0.41)	$13.37	24.13%		$7,780	2.18%		2.10%		0.37%		0.29%		82%
December 31, 2018	$12.58	0.08	(1.19)	(1.11)	(0.05)	—	(0.31)	(0.36)	$11.11	-8.92%		$8,576	2.19%		2.10%		0.66%		0.57%		75%
Class I (Note 1):
June 30, 2023(2)	$12.35	0.10	0.13	0.23	(0.11)	—	—	(0.11)	$12.47	1.88	%(3)	$241,119	1.10	%(4)	1.00	%(4)	1.59	%(4)	1.49	%(4)	26	%(3)
December 31, 2022	$13.99	0.18	(0.91)	(0.73)	(0.18)	(0.73)	—	(0.91)	$12.35	-5.36%		$224,185	1.06%		1.00%		1.30%		1.24%		74%
December 31, 2021	$12.62	0.18	1.83	2.01	(0.39)	(0.25)	—	(0.64)	$13.99	16.14%		$451,114	1.05%		1.01%		1.37%		1.33%		62%
December 31, 2020	$13.58	0.14	(0.63)	(0.49)	—	—	(0.47)	(0.47)	$12.62	-3.23%		$75,004	1.19%		1.10%		1.18%		1.09%		138%
December 31, 2019	$11.27	0.17	2.68	2.85	(0.32)	—	(0.22)	(0.54)	$13.58	25.42%		$75,197	1.18%		1.10%		1.31%		1.23%		82%
December 31, 2018	$12.76	0.21	(1.21)	(1.00)	(0.07)	—	(0.42)	(0.49)	$11.27	-8.03%		$61,974	1.19%		1.10%		1.73%		1.64%		75%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the six months ended June 30, 2023 (Unaudited).

(3)  Not annualized

(4)  Annualized

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†		Net assets, end of year (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement/ recoupment		Net investment income		Net investment income, excluding the effect of fee waivers and reimbursement/ recoupment		Portfolio turnover rate
Class A:
June 30, 2023(2)	$10.74	0.12	0.02	0.14	(0.12)	—	—	(0.12)	$10.76	1.19	%(3)	$5,234	1.41	%(4)	1.20	%(4)	2.22	%(4)	2.01	%(4)	50	%(3)
December 31, 2022	$14.05	0.20	(3.31)	(3.11)	(0.19)	—	(0.01)	(0.20)	$10.74	-22.21%		$7,215	1.32%		1.20%		1.60%		1.48%		99%
December 31, 2021	$11.63	0.11	2.59	2.70	(0.28)	—	—	(0.28)	$14.05	23.42%		$14,140	1.27%		1.20%		0.84%		0.77%		65%
December 31, 2020	$13.51	0.18	(1.67)	(1.49)	(0.35)	(0.03)	(0.01)	(0.39)	$11.63	-10.60%		$13,944	1.27%		1.20%		1.64%		1.57%		114%
December 31, 2019	$11.79	0.29	2.06	2.35	(0.60)	(0.03)	—	(0.63)	$13.51	20.09%		$11,332	1.23%		1.20%		2.15%		2.12%		83%
December 31, 2018	$13.34	0.24	(1.31)	(1.07)	(0.25)	—	(0.23)	(0.48)	$11.79	-8.23%		$5,556	1.22%		1.20%		1.90%		1.88%		82%
Class C:
June 30, 2023(2)	$10.68	0.08	0.01	0.09	(0.08)	—	—	(0.08)	$10.69	0.85	%(3)	$1,687	2.11	%(4)	1.95	%(4)	1.53	%(4)	1.37	%(4)	50	%(3)
December 31, 2022	$13.98	0.10	(3.28)	(3.18)	(0.11)	—	(0.01)	(0.12)	$10.68	-22.78%		$2,182	2.05%		1.95%		0.81%		0.71%		99%
December 31, 2021	$11.57	0.01	2.58	2.59	(0.18)	—	—	(0.18)	$13.98	22.53%		$5,024	2.01%		1.95%		0.09%		0.03%		65%
December 31, 2020	$13.42	0.10	(1.65)	(1.55)	(0.26)	(0.03)	(0.01)	(0.30)	$11.57	-11.25%		$5,229	2.02%		1.95%		0.89%		0.83%		114%
December 31, 2019	$11.72	0.18	2.06	2.24	(0.51)	(0.03)	—	(0.54)	$13.42	19.19%		$11,160	1.98%		1.95%		1.36%		1.33%		83%
December 31, 2018	$13.28	0.16	(1.33)	(1.17)	(0.20)	—	(0.19)	(0.39)	$11.72	-8.98%		$7,949	1.97%		1.95%		1.27%		1.25%		82%
Class I (Note 1):
June 30, 2023(2)	$10.77	0.14	0.01	0.15	(0.13)	—	—	(0.13)	$10.79	1.41	%(3)	$419,180	0.96	%(4)	0.95	%(4)	2.62	%(4)	2.61	%(4)	50	%(3)
December 31, 2022	$14.08	0.23	(3.32)	(3.09)	(0.21)	—	(0.01)	(0.22)	$10.77	-22.00%		$428,733	0.95%		0.95%		1.90%		1.90%		99%
December 31, 2021	$11.65	0.15	2.60	2.75	(0.32)	—	—	(0.32)	$14.08	23.76%		$660,595	0.94%		0.95%		1.09%		1.10%		65%
December 31, 2020	$13.53	0.21	(1.67)	(1.46)	(0.38)	(0.03)	(0.01)	(0.42)	$11.65	-10.35%		$352,509	1.02%		0.95%		1.89%		1.82%		114%
December 31, 2019	$11.80	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	$13.53	20.42%		$715,495	0.98%		0.95%		2.27%		2.24%		83%
December 31, 2018	$13.37	0.28	(1.34)	(1.06)	(0.27)	—	(0.24)	(0.51)	$11.80	-8.12%		$1,211,816	0.97%		0.95%		2.16%		2.14%		82%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the six months ended June 30, 2023 (Unaudited).

(3)  Not annualized

(4)  Annualized

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†		Net assets, end of year (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement		Net investment income		Net investment income (loss), excluding the effect of fee waivers and reimbursement		Portfolio turnover rate
Class A:
June 30, 2023(2)	$9.34	0.11	0.10	0.21	(0.21)	—	—	(0.21)	$9.34	2.30	%(3)	$276	1.74	%(4)	1.15	%(4)	2.45	%(4)	1.86	%(4)	36	%(3)
December 31, 2022	$10.58	0.17	(1.27)	(1.10)	(0.14)	—	—	(0.14)	$9.34	-10.42%		$270	1.70%		1.15%		1.72%		1.17%		92%
December 31, 2021	$9.12	0.10	1.53	1.63	(0.17)	—	—	(0.17)	$10.58	17.99%		$303	1.81%		1.21%		0.98%		0.38%		79%
December 31, 2020	$9.77	0.12	(0.46)	(0.34)	(0.30)	—	(0.01)	(0.31)	$9.12	-3.10%		$184	1.85%		1.35%		1.42%		0.92%		154%
December 31, 2019	$8.30	0.17	1.66	1.83	(0.28)	—	(0.08)	(0.36)	$9.77	22.23%		$187	1.72%		1.35%		1.81%		1.44%		99%
December 31, 2018	$9.39	0.19	(0.97)	(0.78)	(0.16)	—	(0.15)	(0.31)	$8.30	-8.50%		$3	1.68%		1.35%		2.11%		1.78%		83%
Class C:
June 30, 2023(2)	$9.35	0.08	0.10	0.18	(0.16)	—	—	(0.16)	$9.37	1.95	%(3)	$95	2.54	%(4)	1.90	%(4)	1.69	%(4)	1.05	%(4)	36	%(3)
December 31, 2022	$10.59	0.10	(1.27)	(1.17)	(0.07)	—	—	(0.07)	$9.35	-11.10%		$95	2.50%		1.90%		0.97%		0.37%		92%
December 31, 2021	$9.15	0.02	1.53	1.55	(0.11)	—	—	(0.11)	$10.59	17.08%		$107	2.59%		1.96%		0.18%		(0.45)%		79%
December 31, 2020	$9.78	0.06	(0.45)	(0.39)	(0.23)	—	(0.01)	(0.24)	$9.15	-3.76%		$126	2.60%		2.10%		0.67%		0.17%		154%
December 31, 2019	$8.32	0.09	1.67	1.76	(0.23)	—	(0.07)	(0.30)	$9.78	21.29%		$183	2.47%		2.10%		0.99%		0.62%		99%
December 31, 2018	$9.41	0.18	(1.00)	(0.82)	(0.14)	—	(0.13)	(0.27)	$8.32	-8.90%		$29	2.43%		2.10%		2.11%		1.78%		83%
Class I (Note 1):
June 30, 2023(2)	$9.23	0.12	0.10	0.22	(0.23)	—	—	(0.23)	$9.22	2.41	%(3)	$47,767	1.44	%(4)	0.90	%(4)	2.68	%(4)	2.14	%(4)	36	%(3)
December 31, 2022	$10.45	0.19	(1.24)	(1.05)	(0.17)	—	—	(0.17)	$9.23	-10.14%		$49,320	1.41%		0.90%		1.97%		1.46%		92%
December 31, 2021	$9.01	0.14	1.48	1.62	(0.18)	—	—	(0.18)	$10.45	18.19%		$54,543	1.47%		0.92%		1.38%		0.83%		79%
December 31, 2020	$9.65	0.14	(0.45)	(0.31)	(0.32)	—	(0.01)	(0.33)	$9.01	-2.80%		$5,380	1.60%		1.10%		1.67%		1.17%		154%
December 31, 2019	$8.19	0.19	1.65	1.84	(0.29)	—	(0.09)	(0.38)	$9.65	22.63%		$5,553	1.47%		1.10%		2.09%		1.72%		99%
December 31, 2018	$9.30	0.19	(0.95)	(0.76)	(0.18)	—	(0.17)	(0.35)	$8.19	-8.31%		$7,409	1.43%		1.10%		2.12%		1.79%		83%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the six months ended June 30, 2023 (Unaudited).

(3)  Not annualized

(4)  Annualized

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of period	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net decrease in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of period	Total Investment Return†		Net assets, end of period (000s)	Gross operating expenses		Net expenses, including fee waivers and reimbursement		Net investment income		Net investment loss, excluding the effect of fee waivers and reimbursement		Portfolio turnover rate
Class I:
June 30, 2023(2)	$9.50	0.08	(0.04)	0.04	(0.08)	—	—	0.08	$9.46	0.38	%(3)	$19,146	2.42	%(4)	1.00	%(4)	1.61	%(4)	0.19	%(4)	25	%(3)
December 31, 2022(5)	$10.00	0.13	(0.51)	(0.38)	(0.12)	—	—	(0.12)	$9.50	-3.79	%(3)	$17,503	5.00	%(4)	1.00	%(4)	1.46	%(4)	(2.54	)%(4)	62	%(3)

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the period indicated.

(2)  For the six months ended June 30, 2023 (Unaudited).

(3)  Not annualized.

(4)  Annualized.

(5)  For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

See Notes to Financial Statements.

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited)

June 30, 2023

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series referred to as Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund"), Center Coast Brookfield Midstream Focus Fund (the "Focus Fund"), Oaktree Emerging Markets Equity Fund (the "Emerging Markets Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Renewables Fund") (each, a "Fund," and collectively, the "Funds"), four of which are included in this report. The Infrastructure Fund, Global Real Estate Fund, Real Assets Securities Fund and Renewables Fund are each a diversified open-end management investment company.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

On February 4, 2022, the Renewables Fund acquired all of the assets, subject to liabilities, of Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Renewables Fund. The net assets value of the Fund's shares on the close of business February 4, 2022, after the Reorganization, was $10.00 for Class I shares and received in-kind capital contributions of securities and cash valued at $16,341,690 in exchange for 1,634,169 Class I shares. As a result of the Reorganization, the Renewables Fund's Class I Shares adopted the Predecessor Fund's performance and accounting history. The Predecessor Fund's past performance (before and after taxes) is not an indication of how the Renewables Fund will perform in the future.

Each Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund. Currently, the Renewables Fund is only publicly offering Class I shares to investors.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

period. Actual results could differ from those estimates. Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of each Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of assets or liabilities)

Infrastructure Fund

The following table summarizes the Infrastructure Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$14,163,339	$—	$14,163,339
Brazil	11,439,490	—	—	11,439,490
Canada	19,838,669	—	—	19,838,669
Chile	2,086,207	—	—	2,086,207
China	—	11,974,791	—	11,974,791
Germany	—	5,900,247	—	5,900,247
Hong Kong	—	3,485,601	—	3,485,601
Japan	—	8,077,063	—	8,077,063
Netherlands	7,459,201	—	—	7,459,201
New Zealand	—	5,691,148	—	5,691,148
Spain	—	12,999,690	—	12,999,690
United Kingdom	—	14,473,616	—	14,473,616
United States	128,605,196	—	—	128,605,196
Total Common Stocks	169,428,763	76,765,495	—	246,194,258
Total	$169,428,763	$76,765,495	$—	$246,194,258

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

Global Real Estate Fund

The following table summarizes the Global Real Estate Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$24,250,165	$—	$24,250,165
Canada	17,845,755	—	—	17,845,755
France	—	12,746,788	—	12,746,788
Germany	—	3,752,161	—	3,752,161
Hong Kong	—	28,013,357	—	28,013,357
Japan	—	34,982,763	—	34,982,763
Singapore	—	7,313,392	—	7,313,392
United Kingdom	10,453,419	15,991,918	—	26,445,337
United States	267,713,013	—	—	267,713,013
Total Common Stocks	296,012,187	127,050,544	—	423,062,731
Total	$296,012,187	$127,050,544	$—	$423,062,731

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

Real Assets Securities Fund

The following table summarizes the Real Assets Securities Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$1,759,137	$—	$1,759,137
Brazil	782,176	—	—	782,176
Canada	2,420,749	—	—	2,420,749
Chile	143,519	—	—	143,519
China	—	812,932	—	812,932
Denmark	—	70,312	—	70,312
France	—	533,534	—	533,534
Germany	—	513,321	—	513,321
Hong Kong	—	1,133,418	—	1,133,418
Italy	—	36,881	—	36,881
Japan	—	1,660,243	—	1,660,243
Netherlands	493,876	—	—	493,876
New Zealand	—	415,012	—	415,012
Singapore	—	238,727	—	238,727
Spain	53,678	994,465	—	1,048,143
United Kingdom	355,121	1,669,961	—	2,025,082
United States	22,690,064	—	—	22,690,064
Total Common Stocks	26,939,183	9,837,943	—	36,777,126
Convertible Preferred Stocks:
United States	516,931	—	—	516,931
Preferred Stocks:
United States	1,328,143	—	—	1,328,143
Real Asset Debt:
Brazil	—	95,092	—	95,092
Canada	—	611,706	—	611,706
France	—	102,718	—	102,718
Netherlands	—	112,228	—	112,228
Spain	—	91,734	—	91,734
United Kingdom	—	89,700	—	89,700
United States	—	7,863,190	—	7,863,190
Total Real Asset Debt	—	8,966,368	—	8,966,368
Money Market Fund:
United States	337,262	—	—	337,262
Total	$29,121,519	$18,804,311	$—	$47,925,830

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

Renewables Fund

The following table summarizes the Renewables Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Brazil	$705,674	$—	$—	$705,674
Canada	972,153	—	—	972,153
China	—	378,969	—	378,969
Denmark	—	938,171	—	938,171
France	—	1,430,839	—	1,430,839
Italy	—	514,921	—	514,921
New Zealand	—	496,384	—	496,384
Spain	—	1,748,365	—	1,748,365
United Kingdom	692,254	2,674,014	—	3,366,268
United States	8,239,182	—	—	8,239,182
Total Common Stocks	10,609,263	8,181,663	—	18,790,926
Total	$10,609,263	$8,181,663	$—	$18,790,926

For further information regarding security characteristics, see the Schedules of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statements of Operations may also include realized gain distributions received from real estate investment trusts ("REITs"). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Infrastructure Fund and Real Assets Securities Fund invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Funds and could cause a greater portion of the income and gain allocated to the Funds to be

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

subject to U.S. federal, state and local corporate income taxes, which would reduce the amounts the Funds' can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year will generally reduce the Funds' taxable income (and earnings and profits), but those deductions may be recaptured in the Funds' taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when a Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Funds' shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Funds, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Funds is included within "Transfer agent fees" in the Statements of Operations.

Distributions to Shareholders: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds' distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

New Accounting Pronouncements:

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

3.  Investment Advisory Agreements and Related Party Transactions

The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") under which the Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund's average daily net assets:

	Annual Advisory Fee Rate	Annual Expense Cap
Infrastructure Fund
Class A	0.85%	1.25%
Class C	0.85%	2.00%
Class I	0.85%	1.00%
Global Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class I	0.75%	0.95%
Real Assets Securities Fund
Class A	0.75%	1.15%
Class C	0.75%	1.90%
Class I	0.75%	0.90%
Renewables Fund
Class A	0.85%	1.25%
Class C	0.85%	2.00%
Class I	0.85%	1.00%

Pursuant to operating expense limitation agreements (the "Expense Limitation Agreements"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund's business) at certain levels. The Expense Limitation Agreements will continue until at least April 30, 2024 for the Infrastructure Fund, Global Real Estate Fund, Real Assets Securities Fund and the Renewables Fund and may not be terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, any waivers and/or reimbursements made by the Adviser are subject to recoupment from a Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that a Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration are listed in the table below:

Expiration Period	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
December 31, 2023	$108,966	$235,756	$148,462	$—
December 31, 2024	146,970	52,556	295,222	—
December 31, 2025	208,956	22,656	266,521	603,058
December 31, 2026	125,089	26,930	134,421	130,940
Total amount subject to recoupment	$589,981	$337,898	$844,626	$733,998

For the six months ended June 30, 2023, the Adviser did not recoup any expenses.

Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser and the Funds have entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. The Adviser does not receive any compensation for its administration services pursuant to the Administration Agreements and the Funds are responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended June 30, 2023 were as follows:

Fund	Purchases	Sales
Infrastructure Fund	$80,372,935	$63,049,613
Global Real Estate Fund	221,184,099	234,339,522
Real Assets Securities Fund	17,129,555	18,361,553
Renewables Fund	6,298,250	4,422,543

During the six months ended June 30, 2023, there were no transactions in U.S. Government securities.

5.  Derivative Instruments

Total Return Swap Agreements

The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swap contracts on the Schedule of Investments. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swap contracts on the Statements of Operations. To the

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

extent the marked-to-market value of a total return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund's counterparty may be contractually required to provide collateral. If the marked-to-market value of a total return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty.

The Funds did not have any swap contracts outstanding during the six months ended June 30, 2023.

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty's rights and obligations.

6.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund offer three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares and the Renewables Fund offers Class I Shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	Infrastructure Fund
	2023(1)		2022(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	15,726	$195,424	121,998	$1,655,253
Reinvestment of distributions	3,840	47,371	33,955	430,103
Redemptions	(46,379)	(580,798)	(117,461)	(1,617,092)
Net Increase (Decrease)	(26,813)	$(338,003)	38,492	$468,264
Class C	Shares	Amount	Shares	Amount
Subscriptions	—	$—	11,012	$146,638
Reinvestment of distributions	473	5,755	7,971	99,245
Redemptions	(30,287)	(374,228)	(127,365)	(1,694,278)
Net Decrease	(29,814)	$(368,473)	(108,382)	$(1,448,395)
Class I	Shares	Amount	Shares	Amount
Subscriptions	1,949,853	$24,505,934	2,748,349	$37,160,129
Reinvestment of distributions	159,526	1,970,793	1,216,319	15,503,391
Redemptions	(929,130)	(11,556,829)	(18,047,603)	(239,131,850)
Net Increase (Decrease)	1,180,249	$14,919,898	(14,082,935)	$(186,468,330)

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

	Global Real Estate Fund
	2023(1)		2022(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	25,619	$280,998	53,325	$626,981
Reinvestment of distributions	5,211	55,106	13,081	150,238
Redemptions	(215,999)	(2,367,596)	(401,029)	(4,731,887)
Net Decrease	(185,169)	$(2,031,492)	(334,623)	$(3,954,668)
Class C	Shares	Amount	Shares	Amount
Subscriptions	337	$3,587	3,932	$53,119
Reinvestment of distributions	1,065	11,171	2,406	27,093
Redemptions	(47,985)	(515,900)	(161,307)	(1,931,890)
Net Decrease	(46,583)	$(501,142)	(154,969)	$(1,851,678)
Class I	Shares	Amount	Shares	Amount
Subscriptions	2,459,946	$27,573,606	6,534,615	$76,911,163
Reinvestment of distributions	388,644	4,116,975	688,302	7,899,998
Redemptions	(3,800,484)	(41,610,968)	(14,329,708)	(171,005,570)
Net Decrease	(951,894)	$(9,920,387)	(7,106,791)	$(86,194,409)
	Real Assets Securities Fund
	2023(1)		2022(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	—	$—	3,172	$34,300
Reinvestment of distributions	664	6,112	422	4,127
Redemptions	—	—	(3,319)	(32,980)
Net Increase	664	$6,112	275	$5,447
Class C	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$—
Reinvestment of distributions	175	1,618	70	676
Redemptions	(175)	(1,618)	(70)	(676)
Net Decrease	—	$—	—	$—
Class I	Shares	Amount	Shares	Amount
Subscriptions	15,077	$142,417	71,901	$725,619
Reinvestment of distributions	121,090	1,099,726	85,374	827,271
Redemptions	(303,002)	(2,843,535)	(28,727)	(282,873)
Net Increase (Decrease)	(166,835)	$(1,601,392)	128,548	$1,270,017
	Renewables Fund
	2023(1)		2022(3)
Class I	Shares	Amount	Shares	Amount
Subscriptions	182,385	$1,748,093	1,856,282	$18,538,887
Reinvestment of distributions	11,753	110,819	16,151	155,691
Redemptions	(12,439)	(116,334)	(30,379)	(291,028)
Net Increase	181,699	$1,742,578	1,842,054	$18,403,550

(1) For the Six Months Ended June 30, 2023.

(2) For the Year Ended December 31, 2022.

(3) For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

7.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of June 30, 2023 for the Trust is $100,000,000. The Trust pays interest in the amount of the U.S Prime Rate less 0.25% on the amount outstanding. Advances under the credit facility are collateralized by a first-priority lien against a Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the six months ended June 30, 2023, the Global Real Estate Fund utilized the credit facility for 21 days and had an outstanding average daily loan balance of $1,166,238. The maximum amount outstanding for the Global Real Estate Fund during the six months was $2,704,000 and the interest expense amounted to $5,349. For the six months ended June 30, 2023, the average interest rate on the outstanding principal amount for the Global Real Estate Fund was 7.86%. The Infrastructure Fund, Real Assets Securities Fund and Renewables Fund did not utilize the credit facility during the six months ended June 30, 2023. At June 30, 2023, the Funds did not have an amount outstanding on the credit facility.

8.  Federal Income Tax Information

Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2023, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2022, open taxable periods consisted of the taxable years ended December 31, 2019 through December 31, 2022, for the Infrastructure Fund, Global Real Estate Fund and the Real Assets Securities Fund. As of December 31, 2022, open taxable period consisited of February 5, 2022 (commencement of operations) to December 31, 2022 for the Renewables Fund. No examination of the Funds' tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2022.

The tax character of distributions paid for the year ended December 31, 2022 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Ordinary income (including short-term capital gains)	$4,804,047	$9,278,491	$894,279	$209,308
Long-term capital gains	12,771,105	—	—	—
Return of capital	—	598,577	—	—
Total distributions	$17,575,152	$9,877,068	$894,279	$209,308

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

The tax character of distributions paid for the year ended December 31, 2021 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$12,610,212	$15,302,416	$958,626
Long-term capital gains	5,271,018	—	—
Return of capital	—	—	—
Total distributions	$17,881,230	$15,302,416	$958,626

At December 31, 2022, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Capital loss carryforward(1)	$—	$(100,085,466)	$(3,778,451)	$(267,757)
Distributable earnings	440,926	—	572,964	—
Post-October loss	(944,092)	—	—	—
Late year ordinary losses	—	—	—	(2,159)
Other accumulated gains (losses)	(1,055)	(104,245)	(129,295)	286
Tax basis unrealized appreciation (depreciation) on investments and foreign currency	15,504,928	(17,874,711)	(3,245,799)	(631,219)
Total tax basis net accumulated gains (losses)	$15,000,707	$(118,064,422)	$(6,580,581)	$(900,849)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2022, the Infrastructure Fund did not have any capital loss carryforwards, the Global Real Estate Fund's capital loss carryforwards were $91,444,748, which can be used to offset future realized short-term capital gains and $8,640,718, which can be used to offset future realized long-term capital gains. The Real Assets Securities Fund's capital loss carryforwards were $3,778,451, which can be used to offset future realized short-term capital gains and the Renewables Fund's capital loss carryforwards were $325,223, which can be used to offset future realized short-term capital gains. The capital loss carryforwards will not expire. The Infrastructure Fund deferred, on a tax basis, post-October losses of $944,092, the Renewables Fund deferred, on a tax basis, late year ordinary losses of $2,160.

Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2022 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Infrastructure Fund	$211,712,365	$31,784,910	$(16,279,982)	$15,504,928
Global Real Estate Fund	454,671,683	33,246,281	(51,120,992)	(17,874,711)
Real Assets Securities Fund	51,592,207	1,535,562	(4,781,361)	(3,245,799)
Renewables Fund	17,679,979	752,309	(1,383,528)	(631,219)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

9.  Commitments and Contingencies

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds' maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

10.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no events that require recognition or disclosure in the financial statements.

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of Brookfield Investment Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust, considered and approved the continuation of the Investment Advisory Agreements (the "Advisory Agreements") between the Trust, on behalf of its series, Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Real Assets Securities Fund, and Brookfield Global Renewables & Sustainable Infrastructure Fund (each, a "Fund," and together, the "Funds") and Brookfield Public Securities Group LLC (the "Adviser" or "Brookfield"), each for a successive one-year period at an in-person meeting held on May 18-19, 2023 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board's consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield's general compliance policies and procedures; (f) information on Brookfield's risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield who are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Funds without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Funds' third-party service providers. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Funds pursuant to the Advisory Agreements.

In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Funds. The Board also considered the personnel responsible for providing advisory services to the Funds and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees' experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Funds and the industry in general.

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Funds; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Funds, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield's culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield's reputation and its experience serving as an investment adviser and the experience of the teams of portfolio managers that manage the Funds, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from effectively serving as the investment adviser to the Funds. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

THE PERFORMANCE OF THE FUNDS, AND THE ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Funds in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Funds as compared to a group of funds with investment classifications and/or objectives comparable to those of the Funds ("Peer Universe") and to an appropriate index or combination of indices identified by Broadridge (each, a "Broadridge Index"), as well as a focused peer group identified by Brookfield ("Peer Group") and each Fund's benchmark index (each, a "Benchmark Index"). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to each Fund's performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management also discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2023. Class I performance relative to the median of each Fund's Peer Universe and Peer Group is described below, and for those Funds with performance that ranked below the median for their respective Peer Universes, the specific quintile rankings are also noted below with respect to the relevant periods of underperformance.

Brookfield Global Listed Real Estate Fund. The Board noted that the Fund's performance was above the median of its Peer Universe for the one-year period (in the second quintile), below the median of its Peer Universe for the three- and five-year periods (in the fourth quintile for three-year period and the fifth quintile for five-year period), equal to the median for the ten-year period (in the third quintile), and above the median since inception (in the third quintile). The Fund outperformed its Broadridge Index for the one-year period and underperformed its Broadridge Index for all other periods. In addition, the Fund's performance was at the median of its Peer Group for the quarter ended March 31, 2023, above the median of its Peer Group for the one-year period, and below the median of its Peer Group for all other periods and since inception. The Fund outperformed its Benchmark Index for the quarter ended March 31, 2023 and one-year period, and underperformed its Benchmark Index for all other periods. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

Brookfield Global Listed Infrastructure Fund. The Board noted that Fund's performance was below the median of its Peer Universe for the one-year period (fourth quintile), above the median of its Peer Universe for three-year period (third quintile), and below the median for the five-and ten-year periods and below the median since inception (third quintile, fifth quintile and fifth quintile, respectively). The Fund outperformed its Broadridge Index for the three-year period and underperformed its Broadridge Index for all other periods. In addition, the Fund's performance was below the median of its Peer Group for the quarter ended March 31, 2023, as well as the one-, three-, five- and ten-year periods, and since inception. The Fund outperformed its Benchmark Index for the quarter ended March 31, 2023 and underperformed its Benchmark Index for all other periods. The Board noted management's discussion of the Fund's

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

Brookfield Real Assets Securities Fund. The Board noted that the Fund's performance was below the median of its Peer Universe for the one-, three- and five-year periods (fourth quintile, fourth quintile and third quintile, respectively) and below the median since inception (third quintile). The Fund underperformed its Broadridge Index for all periods. In addition, the Fund's performance was above the median of its Peer Group for the quarter ended March 31, 2023, and below the median for all other periods. The Fund outperformed its Benchmark Index for the five-year period and underperformed its Benchmark Index for all other periods. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

Brookfield Global Renewables & Sustainable Infrastructure Fund. The Board noted that the Fund's performance was below the median of its Peer Universe for the one-year period (fourth quintile) and since inception (fifth quintile). The Fund underperformed its Broadridge Index for all periods. In addition, the Fund's performance was above the median of its Peer Group for the one-year period and since inception. The Fund underperformed its Benchmark Index for all periods. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board also received information regarding the management fees to be paid by the Funds to Brookfield pursuant to the Advisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fees for the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for each Fund's expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Funds to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Brookfield with respect to certain Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Funds' fee and expense rankings are discussed below relative to the median of the applicable expense grouping. A Fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a Fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Brookfield Global Listed Real Estate Fund. The Board considered that the Fund's actual management fees were above the median of its Expense Group (ranked 7/11) and below the median of its Expense Universe (ranked 33/72). The Fund's actual total expenses were above the median of its Expense Group (ranked 7/11) and below the median of its Expense Universe (ranked 32/72). The Board noted management's discussion regarding the Fund's expenses.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

Brookfield Global Listed Infrastructure Fund. The Board considered that the Fund's actual management fees were above the median of its Expense Group (ranked 8/11) and above the median of its Expense Universe (ranked 28/40). The Fund's actual total expenses were above the median of its Expense Group (ranked 9/11) and Expense Universe (ranked 24/40. The Board noted management's discussion regarding the Fund's expenses.

Brookfield Real Assets Securities Fund. The Board considered that the Fund's actual management fees were below the median of its Expense Group (ranked 3/7) and Expense Universe (ranked 7/44). The Fund's actual total expenses were above the median of its Expense Group (ranked 5/7) and below the median of its Expense Universe (ranked 20/44). The Board noted management's discussion regarding the Fund's expenses.

Brookfield Global Renewables & Sustainable Infrastructure Fund. The Board considered that the Fund's actual management fees were below the median of its Expense Group (ranked 1/4) and Expense Universe (ranked 1/46). The Fund's actual total expenses were above the median of its Expense Group (ranked 3/4) and Expense Universe (ranked 29/46). The Board noted management's discussion regarding the Fund's expenses.

The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Funds, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Funds, as applicable, including the broader and more extensive scope of services provided to the Funds in comparison to institutional or separately managed accounts; the higher demands placed on Brookfield's investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial risk in managing the Funds; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separately managed accounts.

The Board also considered Brookfield's profitability and the benefits Brookfield and its affiliates received from their relationship with the Funds. The Board received a memorandum and reviewed financial information relating to Brookfield's financial condition and profitability with respect to the services it provided to the Funds and considered how profit margins could affect Brookfield's ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Funds' profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex.1 In analyzing Brookfield's profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Funds, as well as the non-Fund and non-advisory business activities across Brookfield's key business lines. The Board further noted that the methodology followed in allocating costs to each Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board also specifically noted that Brookfield had agreed to extend its contractual expense waiver for certain Funds, in order to limit such Funds' net operating expenses. The Board concluded that the expected profitability to the Adviser from the Funds was reasonable.

The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Agreements and to continue to provide the Funds with the high-quality services that it had provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Funds, share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the Funds,

1 The Brookfield Fund Complex is comprised of Brookfield Investment Funds (6 series of underlying portfolios), Brookfield Real Assets Income Fund, Inc. (NYSE: RA), Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) and Oaktree Diversified Income Fund Inc. (the "Brookfield Fund Complex").

2023 Semi-Annual Report

BROOKFIELD INVESTMENT FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

certain of the Funds' expense limitation agreements with the Adviser served to limit such Funds' expenses until the Funds had the opportunity to grow their assets. The Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by Brookfield, was reasonable in light of the factors discussed above. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreements, the Board also received information regarding Brookfield's brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates from their relationship with the Funds. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Funds were fair and reasonable in light of the costs of providing investment advisory services to the Funds and the ongoing commitment of Brookfield to the Funds.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2023 Semi-Annual Report

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CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds'
transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-PORT. Each Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

2023

SEMI-ANNUAL REPORT

JUNE 30, 2023

Oaktree Emerging Markets Equity Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of June 30, 2023, Oaktree had $179 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with approximately $850 billion of assets under management as of June 30, 2023, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Emerging Markets Equity Fund (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://www.brookfieldoaktree.com/
fund/oaktree-emerging-markets-equity-fund.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	3
Fund Performance	4
Portfolio Characteristics	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Board Considerations Relating to the Investment Advisory Agreement	23
Joint Notice of Privacy Policy	27

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Semi-Annual Report for Oaktree Emerging Markets Equity Fund (the "Fund") for the six-month period ended June 30, 2023.

Emerging markets (EM) equities rose during the first half of 2023, but underperformed their developed market counterparts. The asset class started the year strong, primarily due to optimism about the broad reopening of China's economy. However, expectations for the recovery ran ahead of the actual pace and the Chinese government remained very measured in its stimulative actions. EM stocks came under further pressure as U.S.-China tensions escalated and the dollar strengthened. However, EM rallied through the end of the period and finished the first half in positive territory. Meanwhile, the strong performance of developed market equities was largely due to the rally in technology stocks, which were buoyed by the enthusiasm for artificial intelligence. By style, value outperformed growth in EM during the period, and EM funds experienced net inflows.

Despite macro volatility, Brazil was one of the top-performing large markets in the first half. Brazilian equities initially weakened as investor sentiment was negatively impacted by concerns about President Luiz Inacio Lula da Silva's proposed fiscal policies and changes to state-owned companies. As a result, investors indiscriminately sold their Brazilian holdings—a pattern similar to what we saw in China in October 2022. However, the Brazilian government demonstrated healthy checks and balances, as the Brazilian congress pushed back against President Lula da Silva's more extreme policies, allowing more moderate policies to prevail. What was reported in the media was often alarming, but the end result was always much more benign. Our experience in EM tells us that investors should watch what governments and companies do, as opposed to what the media or politicians say. Eventually investors started to gain more confidence in the country's outlook given better-than-expected economic performance. This included a softer-than-expected consumer price index figure in June, which enabled the Brazilian Central Bank to turn less hawkish. With better economic data, the Brazilian market quickly bounced back from very depressed levels.

On the other hand, Chinese equity markets weakened during the period. The Chinese government remains reluctant to provide large economic stimulus and has instead opted for more targeted measures. While there is evidence that consumption is recovering, the market remains unconvinced that China will hit its 5% gross domestic product (GDP) growth target for the year. Despite this, we remain optimistic regarding China, especially given where positioning and valuations are for the market. Sentiment regarding China has reached an extremely pessimistic level, which is now reflected in the country's equity valuations. At this point, the market has little hope that the government will provide any major stimulus measures. We believe that this extremely poor sentiment—and the impact it is having on the country—could encourage the government to take action, even if it is only incremental. We also think any upside surprise would drive the market significantly higher. As a result, the risk/reward profile in China is very favorable, in our opinion, and we continue to believe that the country will experience a steady recovery. China's government still has many policy levers to pull, and consumers are beginning to increase their spending; thus, we think we will see a steady improvement in GDP growth moving forward.

We remain overweight in Brazil, as company valuations in the country remain very reasonable, and despite the anxieties about a global recession, commodity prices remain firm. Furthermore, given the increased interest in dual-sourcing strategies for supply chains, we believe demand for commodities—and commodity prices—will remain higher for longer. Meanwhile, our portfolio companies have remained steadfast in their commitment to maintaining disciplined investment policies and returning cash to shareholders. This has resulted in robust dividend payouts across our portfolio. Our portfolio's trailing-12-month dividend yield at the end of June was 4.9%, compared to 3.3% for the MSCI EM Index, 1.5% for the MSCI USA Index, 2.0% for the MSCI World Index, and 2.1% for the MSCI ACWI Index.

Interest rates have been high across EM countries for a meaningful period of time, as central banks in these markets began to hike well in advance of the U.S. Federal Reserve. We expect countries with higher real interest rates, like Brazil and Chile, to soon commence interest-rate-cutting cycles, which should help to increase valuations in the countries' equity markets. Furthermore, we anticipate that we should see meaningful dollar weakness moving forward, which will likely serve as a tailwind for EM as a whole.

Markets will likely remain volatile, as we adjust to a world with both slower Chinese growth and higher interest rates. Meanwhile, geopolitical tensions between the U.S. and China continue to be a point of stress, and any meaningful resolution remains unlikely in the near term. As such, we'll continue to focus on owning companies with strong fundamentals and, in many cases, high dividends yields—and seek to act opportunistically when the markets allow.

2023 Semi-Annual Report
1

LETTER TO SHAREHOLDERS (continued)

In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Fund's unaudited financial statements and schedule of investments as of June 30, 2023.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2023 and subject to change based on subsequent developments.

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results.

The Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. As a result, the risks described relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened in emerging markets. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

Oaktree Emerging Markets Equity Fund is a series of Brookfield Investment Funds.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

2

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio	Beginning Account Value (01/01/23)	Ending Account Value (06/30/23)	Expenses Paid During Period (01/01/23– 06/30/23)(1)
Actual
Class A Shares	1.35%	$1,000.00	$1,042.90	$6.84
Class I Shares	1.10%	1,000.00	1,044.40	5.58
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.10	6.76
Class I Shares	1.10%	1,000.00	1,019.34	5.51

(1)  Expenses are Equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 181/365 (to reflect a six-month period).

Past performance is no guarantee of future results.

2023 Semi-Annual Report
3

OAKTREE EMERGING MARKETS EQUITY FUND

Fund Performance

AVERAGE ANNUAL TOTAL RETURNS

As of June 30, 2023[1]	Six Months†	1 Year	Since Inception[2]
Class A Shares (Excluding Sales Charges)	4.29%	7.64%	4.89%
Class A Shares (Including Sales Charges)	-0.64%	2.52%	0.40%
Class I Shares	4.44%	7.66%	-10.04%
MSCI Emerging Markets (Net) Index	4.89%	1.75%	-12.55%

†  Returns for less than one year are not annualized.

1  All returns shown in USD.

2  Class A Shares commenced operations on May 16, 2022 and Class I Shares commenced operations on June 3, 2021. MSCI Emerging Markets (Net) Index references Class I's commencement date.

The table does not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge would reduce the performance quoted.

The Fund's gross and net expense ratios in the prospectus dated May 1, 2023 for Class A is 1.69% and 1.37% and Class I is 1.65% and 1.12%, respectively, for the period ended June 30, 2023.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2024. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2023 and subject to change based on subsequent developments.

4

OAKTREE EMERGING MARKETS EQUITY FUND

Fund Performance (continued)

The MSCI Emerging Markets (Net) Index captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,392 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

2023 Semi-Annual Report
5

OAKTREE EMERGING MARKETS EQUITY FUND

Portfolio Characteristics (Unaudited)

June 30, 2023

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
China	35.1%
Brazil	15.3%
South Korea	10.0%
India	9.6%
Taiwan	8.7%
Indonesia	5.0%
Saudi Arabia	3.4%
South Africa	3.4%
Mexico	2.9%
Greece	2.6%
Thailand	1.4%
Peru	1.1%
Chile	1.0%
Argentina	0.5%
Russia	0.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Samsung Electronics Company Ltd.	5.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.6%
Alibaba Group Holding Ltd.	4.5%
Petroleo Brasileiro SA, ADR	3.1%
Reliance Industries Ltd.	2.9%
Freeport-McMoRan, Inc.	2.8%
Banco Bradesco SA, ADR.	2.6%
Alpha Services and Holdings SA	2.6%
AngloGold Ashanti Ltd., ADR.	2.5%
Galaxy Entertainment Group Ltd.	2.5%

6

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (Unaudited)

June 30, 2023

	Shares	Value
COMMON STOCKS – 90.5%
ARGENTINA – 0.4%
YPF SA, ADR (a)	72,255	$1,075,877
Total ARGENTINA		1,075,877
BRAZIL – 9.7%
Centrais Eletricas Brasileiras SA	502,226	4,173,504
Localiza Rent a Car SA	221,892	3,173,924
Lojas Renner SA	724,009	3,033,211
Petroleo Brasileiro SA, ADR	526,068	7,275,520
Vale SA, ADR	436,252	5,854,502
Total BRAZIL		23,510,661
CHILE – 1.0%
Sociedad Quimica y Minera de Chile SA, ADR	31,943	2,319,701
Total CHILE		2,319,701
CHINA – 34.3%
Air China Ltd. (a)	2,209,582	1,578,445
Alibaba Group Holding Ltd. (a)	1,019,026	10,607,888
Aluminum Corp. of China Ltd.	4,696,641	3,561,732
Aluminum Corporation of China Ltd.	2,538,157	1,098,582
Anhui Conch Cement Company Ltd.	1,362,907	3,626,129
China Construction Bank Corp.	7,471,218	4,837,043
China Resources Land Ltd.	245,831	1,046,174
China Tourism Group Duty Free Corp Ltd. (a) (b)	122,542	1,662,644
China Tourism Group Duty Free Corporation Ltd.	100,250	1,530,117
CITIC Securities Company Ltd.	1,214,341	2,208,052
Daqo New Energy Corp., ADR (a)	66,164	2,626,711
Galaxy Entertainment Group Ltd. (a)	921,426	5,870,145
Ganfeng Lithium Company Ltd. (b)	493,787	3,238,731
Geely Automobile Holdings Ltd.	1,591,855	1,954,553
Industrial & Commercial Bank of China Ltd.	7,927,133	4,236,352
JD.com, Inc., ADR	64,338	2,195,856
Longfor Group Holdings Ltd. (b)	409,489	999,948
Midea Group Company Ltd.	140,133	1,139,100
Muyuan Foods Company Ltd.	319,637	1,855,876
Nine Dragons Paper Holdings Ltd.	3,135,160	1,935,698
Ningbo Orient Wires & Cables Company Ltd.	159,839	1,081,107
Orient Overseas International Ltd.	142,435	1,913,285
Pacific Basin Shipping Ltd.	13,134,392	4,007,556
Sands China Ltd. (a)	828,166	2,836,232
Shanghai International Airport Company Ltd. (a)	354,384	2,220,285
Suofeiya Home Collection Company Ltd.	664,382	1,594,423
Weichai Power Company Ltd. – Class H	1,829,828	2,692,176
WuXi AppTec Company Ltd. (b)	296,259	2,374,352
Wuxi Lead Intelligent Equipment Co. Ltd.	444,363	2,221,301
Zijin Mining Group Company Ltd.	3,025,503	4,480,409
Total CHINA		83,230,902

See Notes to Financial Statements.

2023 Semi-Annual Report
7

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
GREECE – 2.5%
Alpha Services and Holdings SA (a)	3,723,327	$6,098,660
Total GREECE		6,098,660
INDIA – 7.5%
ICICI Bank Ltd., ADR	217,046	5,009,422
Infosys Ltd., ADR	222,142	3,569,822
Larsen & Toubro Ltd., GDR	90,369	2,721,288
Reliance Industries Ltd., GDR (b)	108,646	6,765,914
Total INDIA		18,066,446
INDONESIA – 4.9%
Bank Rakyat Indonesia Persero Tbk PT	14,162,589	5,170,643
Freeport-McMoRan, Inc.	165,512	6,620,480
Total INDONESIA		11,791,123
MEXICO – 2.9%
Fresnillo PLC	261,322	2,027,738
Grupo Financiero Banorte SAB de CV	294,454	2,422,446
Ternium SA, ADR	63,349	2,511,788
Total MEXICO		6,961,972
PERU – 1.1%
Credicorp Ltd.	17,788	2,626,220
Total PERU		2,626,220
RUSSIA – 0.0%
LUKOIL PJSC, ADR (a) (c)	7,421	—
Novatek PJSC, GDR (a) (c)	771	—
Sberbank of Russia PJSC, ADR (a) (c)	39,273	—
Total RUSSIA		—
SAUDI ARABIA – 3.4%
Al Rajhi Bank	125,286	2,452,120
Saudi Arabian Oil Co. (b)	656,549	5,687,060
Total SAUDI ARABIA		8,139,180
SOUTH AFRICA – 3.3%
AngloGold Ashanti Ltd., ADR	280,513	5,916,018
Impala Platinum Holdings Ltd.	323,026	2,152,004
Total SOUTH AFRICA		8,068,022
SOUTH KOREA – 9.8%
KB Financial Group, Inc. (a)	83,641	3,035,725
LG Chem Ltd.	4,695	2,390,046
Samsung Electronics Company Ltd.	244,576	13,467,156
SK Hynix, Inc.	55,204	4,850,467
Total SOUTH KOREA		23,743,394

See Notes to Financial Statements.

8

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (Unaudited) (continued)

June 30, 2023

	Shares	Value
COMMON STOCKS (continued)
TAIWAN – 8.5%
Evergreen Marine Corporation Taiwan Ltd.	461,407	$1,390,917
MediaTek, Inc.	124,061	2,746,196
Taiwan Semiconductor Manufacturing Company Ltd.	719,668	13,294,667
United Microelectronics Corp.	1,948,911	3,062,153
Total TAIWAN		20,493,933
THAILAND – 1.4%
Charoen Pokphand Food PCL	5,928,900	3,296,455
Total THAILAND		3,296,455
TOTAL COMMON STOCKS (Cost $224,448,410)		219,422,546
PREFERRED STOCKS – 5.3%
BRAZIL – 5.3%
Raizen SA	1,093,312	997,822
Braskem SA (a)	242,688	1,415,114
Itau Unibanco Holding SA, ADR	441,970	2,607,623
Azul SA, ADR (a)	120,369	1,647,852
Banco Bradesco SA, ADR	1,775,247	6,142,354
Total BRAZIL		12,810,765
TOTAL PREFERRED STOCKS (Cost $11,436,266)		12,810,765
EXCHANGE TRADED FUND – 2.0%
INDIA – 2.0%
iShares MSCI India ETF	109,511	4,785,631
Total INDIA		4,785,631
TOTAL EXCHANGE TRADED FUND (Cost $4,503,321)		4,785,631
Total Investments – 97.8% (Cost $240,387,996)		237,018,942
Other Assets in Excess of Liabilities – 2.2%		5,399,782
Total NET ASSETS – 100.0%		$242,418,724

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2023, the total value of all such securities was $20,728,649 or 8.6% of net assets.

(c)  —  Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of June 30, 2023, the total value of all such securities was $0 or 0.0% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.

Abbreviations:

ADR  —  American Depositary Receipt

ETF  —  Exchange Traded Fund

GDR  —  Global Depositary Receipt

See Notes to Financial Statements.

2023 Semi-Annual Report
9

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Assets and Liabilities (Unaudited)

June 30, 2023

Assets:
Investments in securities, at value (Note 2)	$237,018,942
Cash	2,710,304
Dividends receivable	2,481,724
Receivable for fund shares sold	419,238
Prepaid expenses	47,822
Total assets	242,678,030
Liabilities:
Distribution fees payable	317
Investment advisory fees payable, net (Note 3)	165,467
Accrued expenses	93,522
Total liabilities	259,306
Commitments and contingencies (Note 8)
Net Assets	$242,418,724
Composition of Net Assets:
Paid-in capital	246,390,575
Accumulated losses	(3,971,851)
Net assets applicable to capital shares outstanding	$242,418,724
Total investments at cost	$240,387,996
Net Assets
Class A Shares — Net Assets	$1,630,685
Shares outstanding	209,469
Net asset value and redemption price per share	$7.78
Offering price per share based on a maximum sales charge of 4.75%	$8.17
Class I Shares — Net Assets	$240,788,039
Shares outstanding	31,011,263
Net asset value and redemption price per share	$7.76

See Notes to Financial Statements.

10

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2023

Investment Income:
Dividends and distributions (net of foreign withholding tax of $685,513)	$5,660,535
Less return of capital distributions	(56,527)
Total investment income	5,604,008
Expenses:
Investment advisory fees (Note 3)	913,543
Distribution fees — Class A	1,978
Custodian fees	59,421
Transfer agent fees	54,032
Fund accounting and sub-administration fees	43,050
Registration fees	33,746
Trustees' fees	24,361
Audit and tax services	23,810
Legal fees	11,698
Reports to shareholders	10,132
Miscellaneous	6,553
Insurance	3,020
Interest expense	207
Total operating expenses	1,185,551
Less expenses waived by the investment adviser (Note 3)	(67,007)
Net expenses	1,118,544
Net investment income	4,485,464
Net realized loss on:
Investments	(2,264,882)
Foreign currency transactions	(118,852)
Net realized loss	(2,383,734)
Net change in unrealized appreciation (depreciation) on:
Investments	2,162,321
Foreign currency translations	(7,990)
Net change in unrealized appreciation	2,154,331
Net realized and unrealized loss	(229,403)
Net increase in net assets resulting from operations	$4,256,061

See Notes to Financial Statements.

2023 Semi-Annual Report
11

OAKTREE EMERGING MARKETS EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,485,464	$3,152,005
Net realized loss	(2,383,734)	(2,519,927)
Net change in unrealized appreciation (depreciation)	2,154,331	(4,938,418)
Net increase (decrease) in net assets resulting from operations	4,256,061	(4,306,340)
Distributions to Shareholders:
From distributable earnings:
Class A shares	—	(27,716)
Class I shares	—	(3,162,739)
Total distributions paid	—	(3,190,455)
Capital Share Transactions (Note 5):
Subscriptions	124,660,942	116,764,545
Reinvestment of distributions	—	3,042,032
Redemptions	(10,487,824)	(8,873,352)
Net increase in net assets from capital share transactions	114,173,118	110,933,225
Total increase in net assets	118,429,179	103,436,430
Net Assets:
Beginning of period	123,989,545	20,553,115
End of period	$242,418,724	$123,989,545

See Notes to Financial Statements.

12

OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class A	For the Six Months Ended June 30, 2023 (Unaudited)	For the Period May 16, 2022[1] through December 31, 2022
Per Share Operating Performance:
Net asset value, beginning of period	$7.46	$7.55
Income from Investment Operations:
Net investment income[2]	0.14	0.10
Net realized and change in unrealized gain (loss)	0.18	(0.01)
Net increase in net asset value resulting from operations	0.32	0.09
Distributions to Shareholders:
From net investment income	—	(0.18)
From net realized gains	—	—
Total distributions paid*	—	(0.18)
Net asset value, end of period	$7.78	$7.46
Total Investment Return†	4.29%[3]	1.16%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$1,631	$1,198
Gross operating expenses	1.41%[4]	1.67%[4]
Net expenses, including fee waivers and reimbursement	1.35%[4]	1.35%[4]
Net investment income	3.55%[4]	2.15%[4]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	3.49%[4]	1.83%[4]
Portfolio turnover rate	24%[3]	45%[3]

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated

3  Not annualized.

4  Annualized.

See Notes to Financial Statements.

2023 Semi-Annual Report
13

OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class I	For the Six Months Ended June 30, 2023 (Unaudited)	For the Year Ended December 31, 2022	For the Period June 3, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$7.43	$8.76	$10.00
Income from Investment Operations:
Net investment income[2]	0.17	0.31	0.14
Net realized and change in unrealized gain (loss)	0.16	(1.44)	(1.32)
Net increase (decrease) in net asset value resulting from operations	0.33	(1.13)	(1.18)
Distributions to Shareholders:
From net investment income	—	(0.20)	(0.05)
From net realized gains	—	—	(0.01)
Total distributions paid*	—	(0.20)	(0.06)
Net asset value, end of period	$7.76	$7.43	$8.76
Total Investment Return†	4.44%[3]	-12.86%	-11.78%[3]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$240,788	$122,792	$20,553
Gross operating expenses	1.17%[4]	1.63%	6.31%[4]
Net expenses, including fee waivers and reimbursement	1.10%[4]	1.10%	1.10%[4]
Net investment income	4.43%[4]	4.22%	2.73%[4]
Net investment income (loss), excluding the effect of fee waivers and reimbursement	4.36%[4]	3.69%	(2.48)%[4]
Portfolio turnover rate	24%[3]	45%	49%[3]

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized.

4  Annualized.

See Notes to Financial Statements.

14

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited)

June 30, 2023

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series, one of which is included in this report. The Oaktree Emerging Markets Equity Fund (the "Fund") is a diversified open-end management investment company. The Fund's Class I shares commenced operations on June 3, 2021 and Class A shares commenced operations on May 16, 2022.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Currently, the Fund is only publicly offering Class A and Class I shares to investors.

Oaktree Fund Advisors, LLC (the "Adviser"), a Delaware limited partnership and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The investment objective of the Fund is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days' prior written notice of any change in the Fund's investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Trust's Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior employees of the Adviser.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service

2023 Semi-Annual Report
15

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

16

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2023:

	Level 1	Level 2	Level 3		Total
Common Stocks:
Argentina	$1,075,877	$—	$—		$1,075,877
Brazil	23,510,661	—	—		23,510,661
Chile	2,319,701	—	—		2,319,701
China	4,822,567	78,408,335	—		83,230,902
Greece	—	6,098,660	—		6,098,660
India	8,579,244	9,487,202	—		18,066,446
Indonesia	6,620,480	5,170,643	—		11,791,123
Mexico	4,934,234	2,027,738	—		6,961,972
Peru	2,626,220	—	—		2,626,220
Russia	—	—	—	(a)	—
Saudi Arabia	—	8,139,180	—		8,139,180
South Africa	5,916,018	2,152,004	—		8,068,022
South Korea	—	23,743,394	—		23,743,394
Taiwan	—	20,493,933	—		20,493,933
Thailand	—	3,296,455	—		3,296,455
Total Common Stocks	60,405,002	159,017,544	—		219,422,546
Preferred Stocks:
Brazil	12,810,765	—	—		12,810,765
Total Preferred Stocks	12,810,765	—	—		12,810,765
Exchange Traded Fund:
India	4,785,631	—	—		4,785,631
Total Exchange Traded Fund	4,785,631	—	—		4,785,631
Total	$78,001,398	$159,017,544	$—		$237,018,942

(a) Investments categorized as Level 3 securities that are effectively valued at zero

As of June 30, 2023, there were investments related to three companies held within the Fund all of which were effectively valued at zero due to the inability of the Fund to transact in these investments, the lack of visibility on when the Fund may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Fund's net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

2023 Semi-Annual Report
17

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Distributions to Shareholders: The Fund declares and pays dividends annually from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://www.oaktreefunds.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

New Accounting Pronouncements: In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

18

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

3.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class I shares. The Expense Limitation Agreement will continue until at least April 30, 2024 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $714,168 of which $251,312, $395,849 and $67,007 will expire on December 31, 2024, December 31, 2025 and December 31, 2026, respectively. For the six months ended June 30, 2023, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Fund are officers and/or employees of the Administrator.

4.  Purchases and Sales of Investments

For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $163,200,011 and $48,033,687, respectively. There were no transactions in U.S. Government securities.

5.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers two classes of shares of beneficial interest — "Class A" Shares and "Class I" Shares.

2023 Semi-Annual Report
19

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	2023[1]		2022[2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	50,099	$410,000	156,808	$1,151,000
Reinvestment of distributions	—	—	3,740	27,716
Redemptions	(1,178)	(9,199)	—	—
Net Increase	48,921	$400,801	160,548	$1,178,716
	2023[1]		2022
Class I	Shares	Amount	Shares	Amount
Subscriptions	15,837,493	$124,250,942	14,966,955	$115,613,545
Reinvestment of distributions	—	—	408,200	3,014,316
Redemptions	(1,352,508)	(10,478,625)	(1,195,526)	(8,873,352)
Net Increase	14,484,985	$113,772,317	14,179,629	$109,754,509

1 For the six months ended June 30, 2023.

2 For the period from May 16, 2022 (commencement of operations) through December 31, 2022.

6.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of June 30, 2023 for the Trust is $100,000,000. Advances under the credit facility are collateralized by a first-priority lien against the Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the six months ended June 30, 2023, the Fund utilized the credit facility for 8 days and had an outstanding average daily loan balance of $117,750. The maximum amount outstanding during the six months was $289,000 and the interest expense amounted to $207. For the six months ended June 30, 2023, the average interest rate on the outstanding principal amount for the Fund was 7.91%. At June 30, 2023, the Fund did not have an amount outstanding on the credit facility.

7.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of June 30, 2023, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

20

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2022, open taxable periods consisted of the taxable period ended taxable period ended December 31, 2021 and taxable year ended December 31, 2022. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2022.

The tax character of distributions paid for the year ended December 31, 2022 were as follows:

Ordinary income	$3,190,455
Return of capital	—
Total	$3,190,455

The tax character of the distributions paid for the period ended December 31, 2021 were as follows:

Ordinary income	$155,775
Return of capital	—
Total	$155,775

At December 31, 2022, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards	$(1,482,140)
Distributable earnings	25,277
Other accumulated gains	983
Tax basis unrealized depreciation on investments and foreign currency	(6,772,032)
Total tax basis net accumulated losses	$(8,227,912)

As of December 31, 2022, the Fund's capital loss carryforwards were $1,431,258 and $50,882 from short-term and long-term capital gains, respectively, which can be used to offset future realized short-term and future realized long-term capital gains, respectively. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2022 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$128,785,773	$7,452,725	$(14,224,757)	$(6,772,032)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2022, the Fund's most recently completed tax year-end, there were no reclasses to the Fund's components of net assets.

2023 Semi-Annual Report
21

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (Unaudited) (continued)

June 30, 2023

8.  Commitments and Contingencies

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

9.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

22

OAKTREE EMERGING MARKETS EQUITY FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

June 30, 2023

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of Brookfield Investment Funds (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust, considered and approved the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of its series, Oaktree Emerging Markets Equity Fund (the "Fund"), and Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree"), for a successive one-year period at an in-person meeting held on May 18-19, 2023 (the "Meeting").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Oaktree provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement for the Fund. These materials included, among other things: (a) a summary of the services provided to the Fund by Oaktree; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of Oaktree; (d) information about Oaktree's general compliance policies and procedures and the services that it provides; (e) any "fall-out" benefits to Oaktree (i.e., ancillary benefits realized by Oaktree from its relationship with the Fund); (f) information relating to economies of scale; (g) information on Oaktree's risk management processes; (h) information regarding brokerage and soft dollar practices; and (i) information about the key personnel of Oaktree who are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices. In determining whether to approve the Advisory Agreement, the Board, including the Independent Directors considered a series of factors, to the extent applicable, including the role of Brookfield Public Securities Group LLC ("Brookfield") as the Fund's administrator.

In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. In considering the nature, extent and quality of the services provided by the Adviser to the Fund, the Board considered the responsibilities that the Adviser had to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund's investment objectives and strategies, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Adviser's risk assessment and monitoring process, and the Adviser's current level of staffing and its overall resources, as well as information regarding its investment personnel who provide services to the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Oaktree, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors' experience and interaction with Oaktree, that: (i) Oaktree would continue to be able to retain high quality personnel; (ii) Oaktree has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Oaktree and Brookfield have been responsive to requests of the Board; and (iv) Oaktree and Brookfield have kept the Board apprised of developments relating to the Fund and the industry in general. The Board also considered Oaktree's investment process and philosophy, as well as its responsibilities that include the development and maintenance of an investment program for the Fund that is consistent with the Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

Additionally, the Board observed that pursuant to administration agreement with the Fund (the "Administration Agreement"), Brookfield, an indirect wholly-owned subsidiary of Brookfield Asset Management ULC, provides administrative services reasonably necessary for the Fund's operations, other than those services that the Adviser provides to the Fund pursuant to the Advisory Agreement, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation

2023 Semi-Annual Report
23

OAKTREE EMERGING MARKETS EQUITY FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

June 30, 2023

and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund's other service providers; review and adjust as necessary the Fund's daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by and among the Fund, Brookfield and Oaktree. The Board also noted that although Brookfield does not receive any compensation from the Fund under the Administration Agreement, Brookfield may receive compensation for its administrative services to the Fund from the Adviser out of its management fees. The Board also observed that Brookfield is responsible for the coordination and oversight of the Fund's third-party service providers. As a result, in addition to the quality of the advisory services provided by Oaktree pursuant to the Advisory Agreement, the Board also considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Administration Agreement. In connection with the administrative services provided by Brookfield, the Board analyzed the structure and duties of Brookfield's fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund.

The Board's conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Oaktree; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Oaktree and Brookfield; (vi) Oaktree's and Brookfield's culture of compliance and their commitment to compliance generally, as well as their risk management processes and attention to regulatory matters; and (vii) Oaktree's reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manage the Fund, as well as its experience serving as an investment adviser to other investment fund and institutional clients. The Board also reviewed Oaktree's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Oaktree from effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement, as well as the administrative services provided by Brookfield, were reasonable and appropriate in relation to the management fees and that the quality of services continues to be high.

THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, performance information for the Fund is limited because the Fund has been in operation for just over one year. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund ("Peer Universe") and to an appropriate index or combination of indices identified by Broadridge (the "Broadridge Index"), as well as a focused peer group identified by Brookfield ("Peer Group") and the Fund's benchmark index (the "Benchmark Index"). At the Meeting, management also discussed the methodology used by Oaktree to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2023.

The Board acknowledged that the Fund commenced investment operations on June 3, 2021, noting the limited amount of performance information available.

24

OAKTREE EMERGING MARKETS EQUITY FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

June 30, 2023

Oaktree Emerging Markets Equity Fund. The Board noted that the Fund's performance was above the median of its Peer Universe for the one-year period (first quintile) and above the median of its Peer Universe for the since inception period (first quintile). The Fund outperformed its Broadridge Index for all periods. In addition, the Board noted that the Fund's performance was at the median of its Peer Group for the quarter ended March 31, 2023, as well as since inception. Finally, the Board noted that the Fund underperformed its Benchmark Index for the quarter ended March 31, 2023, and outperformed its Benchmark Index for the one-year period and since inception.

THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Oaktree pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Oaktree, Brookfield or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fees for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund's expense group ("Expense Group") and expense universe ("Expense Universe"), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fees to be paid by the Fund to Oaktree, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund's total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Oaktree with respect to the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Oaktree was providing services at a cost that was competitive with other, similar funds. The Fund's fee and expense rankings are discussed below relative to the median of the applicable expense grouping. In reviewing the expense rankings, the Board noted that a fund with fees and expenses that were below the median had fees and expenses that were less than the median fees and expenses of its peer group, while a fund with fees and expenses that were above the median had fees and expenses that were higher than the median fees and expenses of its peer group. The fund with the lowest expenses is ranked first and the fund with the highest expenses is ranked last within the applicable expense grouping.

Oaktree Emerging Markets Equity Fund. The Board noted that the Fund's actual management fees were below the median of its Expense Group (ranked 1/6) and below the median of its Expense Universe (ranked 33/358). The Board further noted that the Fund's actual total expenses were below the median of its Expense Group (ranked 3/6) and above the median of its Expense Universe (ranked 206/358).

The Board was also asked to consider the management fees received by Oaktree with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Oaktree and expenses associated with the more extensive regulatory regime to which the Fund are subject as compared to institutional or separately managed accounts.

The Board also considered Oaktree's profitability and the benefits Oaktree and its affiliates received from its relationship with the Fund. Firstly, the Board noted that the Adviser had entered into a contractual expense limitation waiver for the Fund, in order to limit the Fund's net operating expenses. The Board then reviewed Oaktree's financial information and considered whether Oaktree had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Additionally, the Board considered the

2023 Semi-Annual Report
25

OAKTREE EMERGING MARKETS EQUITY FUND

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

June 30, 2023

reasonableness of the management fees payable under the Advisory Agreement and took into account that the fees were consistent with management fees that Oaktree charged to comparable funds.

The Board concluded that Oaktree and Brookfield had the financial resources necessary to perform their obligations under the Advisory Agreement and the Administration Agreement, respectively, and to continue to provide the Fund with the high quality services provided in the past. The Board also concluded that the management fees were reasonable in light of the factors discussed above.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board noted, however, that although shareholders might benefit from lower operating expenses as a result of an increasing amount of assets spread over the fixed expenses of the Fund's expense limitation agreement with the Adviser served to limit the Fund's expenses until the Fund had the opportunity to grow its assets. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.

OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Oaktree's brokerage and soft dollar practices. The Board noted that, although Oaktree currently does not have any soft dollar arrangement in place, it follows the soft dollar practices and record keeping rules as promulgated under Section 28(e) of the Securities Exchange Act of 1934, as amended, and Rule 204-2 of the Investment Advisers Act of 1940, as amended. The Board considered that Oaktree is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board then considered other benefits that may be realized by Oaktree from its relationship with both Brookfield and the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and the reputational benefits. The Board also considered that Oaktree and Brookfield manage their investment operations independently of each other subject to an information barrier between the firms. The Board concluded that the benefits that may accrue to the Adviser by virtue of the Adviser's relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield and Oaktree to the Fund.

26

OAKTREE EMERGING MARKETS EQUITY FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2023 Semi-Annual Report
27

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Investment Funds

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	September 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	September 5, 2023

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	September 5, 2023

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